Posting Supplement No. 15 dated August 13, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 378406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
378406	$5,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 378406. Member loan 378406 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,925 / month
Current employer:	Accenture LLP	Debt-to-income ratio:	7.52%
Length of employment:	5 years 11 months	Location:	Dearborn, MI

Home town:	Tenkasi
Current & past employers:	Accenture LLP
Education:	Madurai Kamaraj University

This borrower member posted the following loan description, which has not been verified:

To consolidate all my debt and payoff faster within a year.

A credit bureau reported the following information about this borrower member on February 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,505.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 381628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
381628	$7,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 381628. Member loan 381628 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	JFP Enterprise LLC	Debt-to-income ratio:	17.57%
Length of employment:	1 year 5 months	Location:	pawtucket, RI

Home town:
Current & past employers:	JFP Enterprise LLC
Education:

This borrower member posted the following loan description, which has not been verified:

investment

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,248.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 391509

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
391509	$20,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 391509. Member loan 391509 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Abelman Frayne and Schwab	Debt-to-income ratio:	20.93%
Length of employment:	10 months	Location:	wantagh, NY

Home town:	WANTAGH
Current & past employers:	Abelman Frayne and Schwab
Education:	ST. JOHNS UNIVERSITY, ST. JOHNS SCHOOL OF LAW, Benjamin N. Cardozo School of Law

This borrower member posted the following loan description, which has not been verified:

My credit card debt is approximately $18,000. The majority of my debt is due to school (buying books, etc). I also owe a lot of money in student loans (undergraduate, law school and graduate school). Due to high interest rates no matter how much I pay a month my debt does not decrease. If I was given a loan I would be able to pay all my credit cards off in full and be debt free. By paying off my debt I will be able to afford paying my student loans, paying back this loan and still have enough money to be able to rent an apartment closer to work and still have money left over to save. This loan will help get my finances back on track and relieve my financial stress.

A credit bureau reported the following information about this borrower member on May 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	82
Revolving Credit Balance:	$22,739.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393361

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393361	$9,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393361. Member loan 393361 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,834 / month
Current employer:	Teva Neuroscience	Debt-to-income ratio:	1.68%
Length of employment:	7 months	Location:	Brookline, MA

Home town:	Niagara Falls
Current & past employers:	Teva Neuroscience, Ortho McNeil Pharmaceuticals
Education:	Albany Medical College

This borrower member posted the following loan description, which has not been verified:

Our second home exterior paint is in desperate need of attention. We would like to take a loan to put on maintenance free exterior siding and put new windows on the house.

A credit bureau reported the following information about this borrower member on April 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,638.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403974

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403974	$1,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403974. Member loan 403974 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,549 / month
Current employer:	WA State Office of Attorney General	Debt-to-income ratio:	17.75%
Length of employment:	22 years 4 months	Location:	Lacey, WA

Home town:	Olympia
Current & past employers:	WA State Office of Attorney General
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get a pellet stove to reduce heating costs in my home this winter. I am a great candidate for this loan because I have good credit, I have been at the same job for over 23 years, and I always pay my bills on time.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	69
Revolving Credit Balance:	$12,161.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404992

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404992	$7,200	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404992. Member loan 404992 was requested on July 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	national grid	Debt-to-income ratio:	8.97%
Length of employment:	16 years 1 month	Location:	selden, NY

Home town:	Glen head
Current & past employers:	national grid
Education:	Suny Farmingdale

This borrower member posted the following loan description, which has not been verified:

We would like to be able to put a second floor on our home. We need some extra funds to do so.

A credit bureau reported the following information about this borrower member on May 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	34
Revolving Credit Balance:	$10,085.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 409392

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409392	$1,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409392. Member loan 409392 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Anthony Jack's Wood Fire Grill	Debt-to-income ratio:	3.02%
Length of employment:	3 years 2 months	Location:	Southington, CT

Home town:	Southington
Current & past employers:	Anthony Jack's Wood Fire Grill, Central Connecticut State University
Education:	Central Connecticut State University

This borrower member posted the following loan description, which has not been verified:

I'm a student at a state school in New England, I recently received my undergraduate degree (B.S. in Biomolecular Science) and am working towards my graduate degree this summer, but something odd happened. Since I graduated and my Master's acceptance isn't technically until fall my school has ruled me a non-matriculated student. The only drawback to this (I'm still enrolled full time) is that the school doesn't have to give me financial assistance. Thusly I'm up the creek without a paddle, I'm taking these classes I'm required to buy books for, but can't pay them. So I'm at the mercy of a loan to pay for these essential books so I can receive my Master's within a year and go be a productive piece of society. I have a small credit card that I always pay off and have a great GPA. I'm the typical lower middle class college student struggling to receive the best education I can possibly get. I work full time and make decent money, I just don't have the large amount I need now to pay for the courses since it needs to be in a big chunk. I'm an honest hard working person trying to start my life. The only reason I'm in this position is because a State institution saw fit to nickel and dime me for more money and not helping my financial predicament.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,559.00	Public Records On File:	0
Revolving Line Utilization:	97.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 416647

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416647	$10,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416647. Member loan 416647 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	FIDELITY INVESTMENTS	Debt-to-income ratio:	21.85%
Length of employment:	8 years 1 month	Location:	Lantana, TX

Home town:
Current & past employers:	FIDELITY INVESTMENTS
Education:

This borrower member posted the following loan description, which has not been verified:

Take advantage of real estate mkt and purchase more rental property's.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$68,276.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426909

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426909	$11,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426909. Member loan 426909 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	Merrill Corporation	Debt-to-income ratio:	12.70%
Length of employment:	5 years 7 months	Location:	WASHINGTON, DC

Home town:	Bronx
Current & past employers:	Merrill Corporation, Cutting Edge Communication
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate all my credit card debt into one personal loan to pay off in 36 to 48 months.

A credit bureau reported the following information about this borrower member on July 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1979	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	41
Revolving Credit Balance:	$21,479.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427470

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427470	$7,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427470. Member loan 427470 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,417 / month
Current employer:	espey	Debt-to-income ratio:	16.42%
Length of employment:	10 years 3 months	Location:	gansevoort, NY

Home town:
Current & past employers:	espey
Education:

This borrower member posted the following loan description, which has not been verified:

i would like to get out from under my high intrest credit cards (whose rates continue to increase even though i have good credit scores and dont miss payments) and 1 personal loan that i took out last christmas that i didnt realize was almost 30%. i pay more in interest on this one loan then the principal.i used to belong to prosper lending network. i had a loan with them that i paid back and was approved for another before they went into their quiet period. i am a responsible person who even has a small business(racing stable) on the side from my main job. this loan will help me get out from under the debt that prevents me from getting a business loan in 3 yrs to expand.i missed one payment about 4 years ago on my car and it was just because i forgot. i usally set everything up to come out of my bank account but for some reason did not on that loan. it was caught up the following month when i realized it. i thank you in advance for looking at my loan.

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	44
Revolving Credit Balance:	$6,302.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427621

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427621	$4,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427621. Member loan 427621 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	ConnectGO Internet Inc	Debt-to-income ratio:	9.60%
Length of employment:	4 years 6 months	Location:	Aurora, IL

Home town:	Elgin
Current & past employers:	ConnectGO Internet Inc, Domain Communications, Allstate Corp.
Education:	Elgin Community College

This borrower member posted the following loan description, which has not been verified:

Purchase price of car is $4500, car is in excellent condition and only has 41,000 Miles. It is a private party purchase, and it is impossible to get a private party car loan for a car older than 5 Years. I'm going to sell my car which is a 1996 Camry with 137,000 Miles, it is worth $3000 according to KBB. I have plenty of income, I am extremely frugal, and a successful Realtor with a focus on bank owned properties. I need a nicer looking car when showing properties and this car fits the bill nicely.

A credit bureau reported the following information about this borrower member on July 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,284.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 428433

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428433	$14,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428433. Member loan 428433 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	CJW Medical Center	Debt-to-income ratio:	12.75%
Length of employment:	2 years 6 months	Location:	Richmond, VA

Home town:	Lewisburg
Current & past employers:	CJW Medical Center
Education:	Christopher Newport University

This borrower member posted the following loan description, which has not been verified:

I have four revolving accouns I would like to consilidate for a lower intrest rate.

A credit bureau reported the following information about this borrower member on July 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	32	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	25
Revolving Credit Balance:	$65,335.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 428982

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
428982	$6,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 428982. Member loan 428982 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	State of CT DDS	Debt-to-income ratio:	10.84%
Length of employment:	7 months	Location:	PUTNAM, CT

Home town:	Putnam
Current & past employers:	State of CT DDS, Sunrise Northeast, ECSU Dept of Planning and Institutional Research
Education:	Eastern Connecticut State University

This borrower member posted the following loan description, which has not been verified:

I'm trying to go back to school, which is unfortunately quite expensive. I make enough in my current job that I can certainly afford loan payments, but would have to wait quite a while to save up enough to pay for my educational expenses up front. In the current economy, only the wealthy and the destitute(the only ones who qualify for much financial aid) can afford to go to school using the more traditional payment types. Because I make enough to live on, I don't have the opportunity to better myself without seeking a loan. My credit history and score are reasonably good, and hopefully will be improving more in the coming years. I always make payments on time, and usually pay more than the minimum, because I don't really like being in debt. Also, the job info. on this site won't really give a good idea of how much I actually make. I recently (January of this year) got a job with the state of CT. In order to accomodate the schedule for it, I dropped myself down to on-call status with my other employer Sunrise Northeast, for whom I've worked for over 5 years. I take extra hours as a I please with both jobs, and therefore make 2-3 times my base pay, which is only about 1200 per month, pretax. Since I am able to take on more time, within certain limits of course, I can work more to pay for extras such as vacation, without sacrificing paying my bills. I believe that I am a good candidate because of the aforementioned, and hope that you will view me as such. Thank you for your time, and I hope that I am approved.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	45
Revolving Credit Balance:	$3,962.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 429363

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429363	$4,500	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429363. Member loan 429363 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,238 / month
Current employer:	County of Santa Barbara Alcohol, Drug and Mental Health Services	Debt-to-income ratio:	14.18%
Length of employment:	8 years 8 months	Location:	Carpinteria, CA

Home town:	Los Angeles
Current & past employers:	County of Santa Barbara Alcohol, Drug and Mental Health Services
Education:	University of California-San Diego (UCSD), University of Creation Spirituality - New College

This borrower member posted the following loan description, which has not been verified:

I have good credit and approximately $4,500 of credit card debt that I would like to pay off in a consolidated amount over a 36 month period. These obligations have been in place for a number of years and I have never missed a payment, but I feel that I am not making progress.

A credit bureau reported the following information about this borrower member on July 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,254.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 429637

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
429637	$5,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 429637. Member loan 429637 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	123 appartment corp.	Debt-to-income ratio:	18.57%
Length of employment:	7 months	Location:	NEW YORK, NY

Home town:	New York
Current & past employers:	123 appartment corp.
Education:

This borrower member posted the following loan description, which has not been verified:

Interest Rate APREstimated Monthly PaymentTerm Loan Amount 14.110%16.550%$171.153 Years$5,000

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	31
Revolving Credit Balance:	$10,883.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 430262

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430262	$7,200	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430262. Member loan 430262 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Duro Tire & Wheel	Debt-to-income ratio:	22.77%
Length of employment:	1 year 1 month	Location:	Atlanta, GA

Home town:	Ottawa Lake
Current & past employers:	Duro Tire & Wheel
Education:	Western Michigan University

This borrower member posted the following loan description, which has not been verified:

I graduated from college 19 months ago. During college I opened several credit cards and used them to pay for everyday expenses. Now that I have been out of college for over a year I have been making good progress on my credit cards but because of the quantity of payments I am not making progress as fast as I'd like. I am seeking a consolidation loan in order to roll all of those payments into one. I have a good history of paying on time and other than building up credit card debt in college I have no other problems on my credit. I have a car loan that is 12 months along and I have not made any late payments. I also have a very low interest small student loan that I am ahead on and I always paid off the interest every month in college. I currently contribute about 25%-30% of my total income to savings and if I get this loan I will be able to increase that. My degree from college is a BBA in Personal Finance and I consider myself a responsible individual. In college I worked for the bank National City. I currently work as an account executive for a tire manufacturer and I sell to distributors. This year we have increased our business and signed on several new clients. I am expecting to be receiving a raise soon. Please consider my request. Thank you, Matthew Franklin

A credit bureau reported the following information about this borrower member on July 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,325.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 430907

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430907	$7,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430907. Member loan 430907 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,741 / month
Current employer:	Spanish Missions Network	Debt-to-income ratio:	22.05%
Length of employment:	5 years 7 months	Location:	BAYONNE, NJ

Home town:	Limon
Current & past employers:	Spanish Missions Network, Peoples Baptist Church
Education:	Seminario Biblico Bautista

This borrower member posted the following loan description, which has not been verified:

My credit history proof that This is a loan that can be handle. We are improving our bussiness and need some help. I am looking preferible for a 3 to 5 years Loan. Thanks God bless.

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,130.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 430963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430963	$5,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430963. Member loan 430963 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Abbott Laboratories	Debt-to-income ratio:	9.37%
Length of employment:	1 year 6 months	Location:	Chicago, IL

Home town:	Philadelphia
Current & past employers:	Abbott Laboratories, Gelest, Inc
Education:	Pennsylvania State University-Main Campus, DePaul University

This borrower member posted the following loan description, which has not been verified:

I would like to borrow money in order to finance a diamond engagement ring from a store that does not provide financing. I do not want to lend from a major banking corporation mainly due to the fact that they have raise interest rates because of the market and have made loans for someone like me difficult to get.

A credit bureau reported the following information about this borrower member on July 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	16	Months Since Last Delinquency:	14
Revolving Credit Balance:	$2,481.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431418

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431418	$7,200	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431418. Member loan 431418 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Alienware Corp	Debt-to-income ratio:	18.13%
Length of employment:	5 years 6 months	Location:	miami, FL

Home town:	Miami
Current & past employers:	Alienware Corp, Dell Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I and my wife need the loan for a IVF (In vitro fertilization) threatment. We are threatment for doctors of the Fertility & IVF Ceneter of Miami. I have the complete threatment costs list.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,236.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431461

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431461	$4,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431461. Member loan 431461 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,767 / month
Current employer:	LBJ hospital	Debt-to-income ratio:	21.48%
Length of employment:	8 years	Location:	HOUSTON, TX

Home town:	san salvador
Current & past employers:	LBJ hospital, harris county
Education:	none

This borrower member posted the following loan description, which has not been verified:

consolidate credit cards and student loan

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	25
Revolving Credit Balance:	$2,529.00	Public Records On File:	0
Revolving Line Utilization:	11.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431602	$18,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431602. Member loan 431602 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,417 / month
Current employer:	Catapult Learning	Debt-to-income ratio:	15.67%
Length of employment:	5 months	Location:	palm beach gardens, FL

Home town:	Lansing
Current & past employers:	Catapult Learning
Education:	Iowa State University

This borrower member posted the following loan description, which has not been verified:

I need this loan to payoff a credit card where they drasitcially changed my interest rates. I have good credit and make very good money so I am not a risk. I can not do a home equity line of credit because I own two properties with other people on the loans that do not need be involved.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	12
Revolving Credit Balance:	$145,711.00	Public Records On File:	0
Revolving Line Utilization:	96.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 431618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431618	$12,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431618. Member loan 431618 was requested on July 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,000 / month
Current employer:	Clearfield Hospital	Debt-to-income ratio:	24.01%
Length of employment:	17 years	Location:	FRENCHVILLE, PA

Home town:	Frenchville
Current & past employers:	Clearfield Hospital
Education:	Lock Haven University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Purchasing land.. appraisel will take 3-4 weeks. need money to close in 1 week.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	67
Revolving Credit Balance:	$21,864.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 431832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431832	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431832. Member loan 431832 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	n/a	Debt-to-income ratio:	18.00%
Length of employment:	n/a	Location:	Petaluma, CA

Home town:
Current & past employers:
Education:	Dominican University of California

This borrower member posted the following loan description, which has not been verified:

I'm really looking to consolidate my CC balances. I have a 735 FICO score, I've never missed or made a late payment. I'm sick of the games that CC companies are playing with interest rates, I just want to pay off my balances and be done.

A credit bureau reported the following information about this borrower member on July 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,340.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431924	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431924. Member loan 431924 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	VAMC	Debt-to-income ratio:	13.38%
Length of employment:	14 years	Location:	Los Lunas, NM

Home town:	belen
Current & past employers:	VAMC
Education:	University of Phoenix, University of New Mexico-Valencia County Branch

This borrower member posted the following loan description, which has not been verified:

Money will be used to consolidate debt into one paymnet per month

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	27
Revolving Credit Balance:	$9,356.00	Public Records On File:	1
Revolving Line Utilization:	50.00%	Months Since Last Record:	111
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 431958

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431958	$5,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431958. Member loan 431958 was requested on August 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,075 / month
Current employer:	self	Debt-to-income ratio:	6.80%
Length of employment:	9 years 8 months	Location:	fair oaks, CA

Home town:	Sacramento
Current & past employers:	self, evangeline, rubicon brewing company
Education:	Wake Forest University, California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my credit cards with this loan. A few creditors raised my apr even though my credit score had recently gone up and I had no late payments. I am a self employed medical massage therapist, whith regular clients for the past 9 years and have one employee who subs for me when I travel over seas to teach massage. I have low business over head expenses. My clientele are permamently disabled, and I see them in their home on an out call basis. My only over head is gas and massage oil. With this loan I'll be able to use my income to upgrade my credentials from MTP(massage therapy practitioner) to HHTP(holistic health therapy practitoner) which will improve my position in a very competitive career. Investing in several classes will enable me to do this. Thank You for considering me as your borrower

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	42
Revolving Credit Balance:	$11,243.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 431987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431987	$20,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431987. Member loan 431987 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Accelerated Electric, Inc.	Debt-to-income ratio:	3.72%
Length of employment:	9 years	Location:	fallbrook, CA

Home town:	San Bernadino
Current & past employers:	Accelerated Electric, Inc., Porges Backhoe and Grading
Education:	The University of Phoenix

This borrower member posted the following loan description, which has not been verified:

The tanning studio, in question, is going to be responsible for re-defining the industry. We are going to introduce the Riverside County area, to high end, yet affordable, UV and UV free tanning. Additionally, the studio will diversify by housing a full time hair stylist. Through careful research and strategic planning, the studio will provide a customer service experience unknown to the industry. The aesthetics of the salon in correlation with the many fine tuned, low overhead, customer service techniques cannot be located within the industry. The most important ally of a tanning salon is an experienced and trustworthy electrician. As the Vice President, of a renowned electrical defense contractor, I encompass tools and experience that will assist in decreasing overhead, resulting in more competitive prices and innovative design. Recently, both my wife and I, traveled to Washington DC to discuss our recent findings regarding the substantial and diverse capabilities of certain lighting. The findings are so significant that we are currently working with the Oversight Board to address the inaccurate/dated information provided by the DOE. Perceptibly, these lights will be installed in the studio. My wife, who holds a degree in Business Marketing, will work at the studio full time. Her education, experience, and aggressive edge will ensure the studio maximizes its target market. Additionally, her presence for the first year will eliminate labor overhead, while ensuring our message is clear. Current economic conditions are an obvious weakness for any active business; however, these economic conditions also present opportunities previously unavailable. Economic statistics show women are willing to make great sacrifices in other areas to preserve funds for beauty. Although the target market could potentially experience a temporary decrease in activity, the active base is significant enough to sustain a business with a strong operating model. Additional opportunities include countless retail leasing options fitting the studio demographic. These previously unavailable locations are leasing for less than half of the cost in 2007 and 2008. Considering the geographic location of the studio is one of the most profitable in the nation, the leasing opportunities available are invaluable.

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	11
Revolving Credit Balance:	$11,973.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 431997

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
431997	$17,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 431997. Member loan 431997 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,579 / month
Current employer:	Siemens Healthcare	Debt-to-income ratio:	0.30%
Length of employment:	3 years	Location:	LAKE IN THE HILLS, IL

Home town:
Current & past employers:	Siemens Healthcare, Huntsman
Education:	Lewis University, Robert Morris College, Illinois Valley Community College

This borrower member posted the following loan description, which has not been verified:

We have debt with only one real creditor. We owe money only to one bank for our house that we've recently purchased. During the pruchase and move, our family loaned us money for some unexpected expenses and we would like to repay them in full. We have very good credit, stable employment, and have always paid our loans off on time, if not early.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	25
Revolving Credit Balance:	$209.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 432057

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432057	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432057. Member loan 432057 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,833 / month
Current employer:	Kronick, Moskovitz, Tiedemann & Girard	Debt-to-income ratio:	24.04%
Length of employment:	4 years	Location:	Bakersfield, CA

Home town:	New Orleans
Current & past employers:	Kronick, Moskovitz, Tiedemann & Girard
Education:	Cal Poly San Luis Obispo

This borrower member posted the following loan description, which has not been verified:

Desiring to eliminate credit card debt and the unwaranted rise in rates

A credit bureau reported the following information about this borrower member on August 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1983	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$121,159.00	Public Records On File:	0
Revolving Line Utilization:	74.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432188

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432188	$13,850	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432188. Member loan 432188 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,538 / month
Current employer:	Miami County ESC	Debt-to-income ratio:	21.14%
Length of employment:	2 years 10 months	Location:	Dayton, OH

Home town:	Dayton
Current & past employers:	Miami County ESC, Click Camera
Education:	Wright State University-Main Campus, Sinclair Community College

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: Credit Card Debt Consolidation My financial situation: At age 18 I was approved for a $10,000 US Bank credit card. Working part time and going to school, this card became a crutch. Over time, the same thing happened with several more credit cards until I woke up one day and realized I was living beyond my means. Fast forword a decade and things are much better. I own my car free and clear and purchased a home several years ago. I've held a steady job for many years with the same school district I graduated from long ago. Alas, the credit card debt from my youth is still around to haunt me. I'm looking to consolidate my remaining credit card balances into one sum, with a lower APR, thus allowing me to make one payment rather than several. I've never been late on a payment, credit card or otherwise, and I've learned the hard way about money management. Ideally I would have taken out a Home Equity loan to consolidate my debt, however the recent housing conditions and lower reappraised value of my home have not allowed me this option. Thank you.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,470.00	Public Records On File:	0
Revolving Line Utilization:	82.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432230

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432230	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432230. Member loan 432230 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	Robert Half International	Debt-to-income ratio:	16.83%
Length of employment:	11 years 1 month	Location:	Los Angeles, CA

Home town:
Current & past employers:	Robert Half International
Education:

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to both consolidate and lower the interest rate I am currently paying on credit card debt. These debts were incurred during home remodeling and the birth of a child a few years ago. Like so many Americans, the current economy has given me the opportunity to wake up and smell the coffee and I am committed to becoming credit card debt free over the next few years, and staying that way. I am also applying for a peer to peer loan because I like the idea of individuals and families like my own having a chance to earn interest off my mistakes, rather than large banks, which all seem to be raising interest rates in advance of the upcoming credit card reforms. By giving me this loan, you will help me put my family on the road to a successful financial future. I have a well-paying job with a six figure income and have worked for my employer for eleven years. I have more than 30% equity in my home and an emergency fund, and we have restructured our budget and lifestyle so that we are living frugally. My entire family is committed to doing whatever it takes to get rid of our debt. You will find me to be an extremely responsible borrower, and I really appreciate your consideration.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	31
Revolving Credit Balance:	$144,165.00	Public Records On File:	0
Revolving Line Utilization:	64.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432294

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432294	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432294. Member loan 432294 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	IPC	Debt-to-income ratio:	11.95%
Length of employment:	2 years	Location:	Los Angeles, CA

Home town:	Taipei
Current & past employers:	IPC, Gateway, Inc., City National Bank
Education:	Chapman University

This borrower member posted the following loan description, which has not been verified:

Hi Everyone, I am requesting a loan for my wedding expense. Our budget is no more than $15K. I have an existing loan with Lending Club to consolidate an old debt with lower interest rate, this loan was funded in July 2008 and I have never been late with any payments to LC (LC can verify this). My current take home is $2,185 (after tax) bi-weekly, so it's around $4,300 per month (after tax.) I have been with my current employer for 2 years and have continuously been employed for 10 years with no gap. I can fully document my current income by providing copies of paystubs or W2 to Lending Club. My current monthly fixed expenses are as follows: Car Payment $347 Car Insurance $100 Student Loan $75 Lending Club $221 Cell Phone $ 30 Rent/Utilities $ 0 (Fiance pays for all living expense) Total: $773 With the above expenses..it leaves me $3,527 a month so I am in a good position to carry this new loan without over-stretching my finance. My credit card utilization is around 1% to 5%....DTI is very low. Please feel free to ask me any questions! Thank you!

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	66
Revolving Credit Balance:	$1,635.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 432303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432303	$4,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432303. Member loan 432303 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Dr Office	Debt-to-income ratio:	12.38%
Length of employment:	3 years	Location:	EL MONTE, CA

Home town:
Current & past employers:	Dr Office
Education:	Bryman College

This borrower member posted the following loan description, which has not been verified:

I want to get a loan to help my family out. My uncle is about to loose his home and doesn't have a job to pay for his mortgage and I want to help him out.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	51
Revolving Credit Balance:	$2,922.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432311	$3,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432311. Member loan 432311 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,934 / month
Current employer:	SMWIA Local 28	Debt-to-income ratio:	3.05%
Length of employment:	2 years 1 month	Location:	BRONX, NY

Home town:	Bronx
Current & past employers:	SMWIA Local 28, Fordham University Enrollment Group
Education:	Fordham University

This borrower member posted the following loan description, which has not been verified:

Will also have some upcoming Medical expenses.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	24
Revolving Credit Balance:	$4,339.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432429

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432429	$1,500	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432429. Member loan 432429 was requested on August 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	the sheraton hotel	Debt-to-income ratio:	0.15%
Length of employment:	14 years 7 months	Location:	BRONX, NY

Home town:	Lima
Current & past employers:	the sheraton hotel
Education:

This borrower member posted the following loan description, which has not been verified:

mother has been sick for the past four months in Peru and I would appreciate the loan, so I can be able to buy the medical necessities that my mother would need, for example, I would to buy her a wheel chair and send it to Peru, being that she is 92 years of age, the wheel chair will be a great help.

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432469	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432469. Member loan 432469 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Fluent Energy Corporation	Debt-to-income ratio:	17.09%
Length of employment:	5 years 5 months	Location:	Lewiston, NY

Home town:	Buffalo
Current & past employers:	Fluent Energy Corporation
Education:	Villa Maria College Buffalo

This borrower member posted the following loan description, which has not been verified:

We need a downstairs bedroom for my Step Daughter that has CP. Taking her up and downstairs is getting harder now that she is getting bigger.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,176.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432491

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432491	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432491. Member loan 432491 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,096 / month
Current employer:	State of Connecticut	Debt-to-income ratio:	15.15%
Length of employment:	31 years 4 months	Location:	Cromwell, CT

Home town:	Hartford
Current & past employers:	State of Connecticut
Education:	Central Connecticut State University, University of Hartford

This borrower member posted the following loan description, which has not been verified:

Interested in consolidating my high interest credit cards (21.00-29.00%) into one loan and pay in full within 36 months. After divorce and having two grade school children it was necessary for me to obtain credit cards which now have interest rates that have risen in the 20% range. My focus now is to eliminate this debt into one loan at a much lower interest rate. I work in the financial field for the public sector and have been with the agency for over 25 years. I have 15 years to go before retirement and would like to eliminate these high interest rate credit cards now so that I can enjoy life when my golden years come along! Thank you in advance for your consideration.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,954.00	Public Records On File:	0
Revolving Line Utilization:	90.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432493

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432493	$13,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432493. Member loan 432493 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Deloitte	Debt-to-income ratio:	6.26%
Length of employment:	2 months	Location:	Bethesda, MD

Home town:	Washington
Current & past employers:	Deloitte
Education:	McDonough School of Business, Georgetown University, Dartmouth College, Amherst College, Georgetown University

This borrower member posted the following loan description, which has not been verified:

I recently graduated with an MBA from a top 20 program and am currently employed with a large professional services firm in the Washington, DC area (one of the Big Four). Debt has become part of going to graduate school--especially in a full-time program--and I am looking to consolidate debt incurred as a result of relocation for school, housing, books, and other living expenses. I am gainfully employed with a very stable company and will have no problem meeting the monthly payments.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	54
Revolving Credit Balance:	$1,783.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432558	$18,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432558. Member loan 432558 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	innovative dining group	Debt-to-income ratio:	17.38%
Length of employment:	9 years 8 months	Location:	Studio City, CA

Home town:	Beppu
Current & past employers:	innovative dining group, makoto
Education:	high school graduate

This borrower member posted the following loan description, which has not been verified:

I have been planning to start my own journey. Getting funded from private investors. I am requesting amount of $18000 for 4month of my start up expenses. My fico score is 738 on July 15th 2009. In 14 years of credit history, never missed the payment. I have been managing my financial situation responsibly. I have been working in the industry over 15 years. I would like to introduce world something that I have learned and created. My wife is supporting me to make this happen, she works part time while our daughter is in preschool. I have been working for the company about 10 years, knowledge and experience and my supporters are my confidence. I hope that you can help me making it happen. Thank you

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,712.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432572	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432572. Member loan 432572 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,200 / month
Current employer:	Self	Debt-to-income ratio:	6.37%
Length of employment:	4 years 7 months	Location:	Jacksonville, FL

Home town:	Jacksonville
Current & past employers:	Self
Education:	Florida State College at Jacksonville

This borrower member posted the following loan description, which has not been verified:

Hello I purchased 4 houses for cash to get out of the stock market before it tanked, rehabbed them, rented them, and applied for a mortgage on one of them to payoff the credit card debt I accumulated to do the rehabs. The credit card debt and the fact that I owned 4 houses caused me to get declined.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,497.00	Public Records On File:	1
Revolving Line Utilization:	74.80%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432604

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432604	$7,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432604. Member loan 432604 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	Cambridge Capital Fund, LLC	Debt-to-income ratio:	3.08%
Length of employment:	1 year 5 months	Location:	Sandy, UT

Home town:	Tooele
Current & past employers:	Cambridge Capital Fund, LLC, Morgan Stanley
Education:	University of Phoenix, Westminster College-Salt Lake City

This borrower member posted the following loan description, which has not been verified:

I have owned the home since 1991 and lived in it until May of 2006. It is now a rental property and has been continually rented since then. There are a few things I would like to have done, ie, tiling and carpeting as well as exterior stucco. Thank you for your interest and consideration of this request.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,147.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432608	$5,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432608. Member loan 432608 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Media Infocus Studios	Debt-to-income ratio:	7.96%
Length of employment:	8 years 5 months	Location:	Plymouth, CT

Home town:	Thomaston
Current & past employers:	Media Infocus Studios
Education:

This borrower member posted the following loan description, which has not been verified:

My company has been shooting and editing commercials for web and TV for 8 years. My old equipment is for standard definition broadcast video only and in order to deliver the best quality for my clients this upgrade is necessary. The requested load is for a Sony XD Cam, which meet 100% broadcast specifications shoots full, pro level HD video at 1080p. http://www.bhphotovideo.com/c/product/563219-REG/Sony_PMW_EX3_PMW_EX3_XDCAM_EX_HD.html The total of the loan will cover the camera and all necessary gear needed, like solid state media ($900 per card), extra batteries, cabling, and wide angle lens and hard case. I intend to purchase the Sony extended 3 year warranty on the camera, and my business has full insurance on all production gear, including theft and damage on location (including water damage) that would cover this equipment in the event of total loss for full replacement value. You can view my work on our website to validate our skills and history. http://www.mediainfocus.com. See the tab for video production and also web. Thank you, Eric

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,925.00	Public Records On File:	0
Revolving Line Utilization:	14.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432615

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432615	$8,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432615. Member loan 432615 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$15,417 / month
Current employer:	Ventura Property Shoppe	Debt-to-income ratio:	9.92%
Length of employment:	10 years 9 months	Location:	Ventura, CA

Home town:	Fairfield
Current & past employers:	Ventura Property Shoppe, Realty Executives, AT&T Wireless, Great Western Bank, McDonald's Corporation
Education:	Solano College

This borrower member posted the following loan description, which has not been verified:

Unexpected car repair - my 5 year old Lexus needs a new transmission. This is a car that I use in my real estate sales business on a daily basis. I am hard working and have managed to grow my real estate business each year, even through the last few years of downturn. I have income of $185k last year, and year to date income of $115k this year. I just finished paying income taxes and property taxes and find myself short on cash this month.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	32
Revolving Credit Balance:	$28,076.00	Public Records On File:	0
Revolving Line Utilization:	84.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432617	$7,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432617. Member loan 432617 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	U.S Army	Debt-to-income ratio:	6.58%
Length of employment:	5 years	Location:	SWEDESBORO, NJ

Home town:	East Greenwich
Current & past employers:	U.S Army
Education:	Drexel University

This borrower member posted the following loan description, which has not been verified:

Plan to pay back in less than 36 months, including multiple lump sums.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	49
Revolving Credit Balance:	$8,323.00	Public Records On File:	1
Revolving Line Utilization:	54.80%	Months Since Last Record:	33
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432649	$4,700	20.86%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432649. Member loan 432649 was requested on August 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Screen Actors Guild	Debt-to-income ratio:	3.46%
Length of employment:	8 years 4 months	Location:	MONTEREY PARK, CA

Home town:	monterey park
Current & past employers:	Screen Actors Guild
Education:	Santa Monica College

This borrower member posted the following loan description, which has not been verified:

I will be using this money to make some upgrades to my family's Thai restuarant that we have owned for about ten years. I think that this will really help us to improve the image of the restaurant and increase our customer base. As it is now we pull in about $1200 a day.

A credit bureau reported the following information about this borrower member on August 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,678.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 432661

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432661	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432661. Member loan 432661 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	NYC DEPT. OF EDUCATION	Debt-to-income ratio:	15.17%
Length of employment:	16 years 4 months	Location:	BROOKLYN, NY

Home town:	Georgetown
Current & past employers:	NYC DEPT. OF EDUCATION
Education:	CUNY Bernard M Baruch College

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay off my credit cards with high intrest rate, I have a reliable track of paying my bills on time. This loan will help me to keep to my routine without falling behind. Thank you Wilbert

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,616.00	Public Records On File:	0
Revolving Line Utilization:	44.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432697

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432697	$13,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432697. Member loan 432697 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Macy's Inc.	Debt-to-income ratio:	8.67%
Length of employment:	2 years 7 months	Location:	San Francisco, CA

Home town:	San Francisco
Current & past employers:	Macy's Inc.
Education:	Skyline College

This borrower member posted the following loan description, which has not been verified:

My credit cards are not the best way to borrow money and they have a very low limit. To get myself back on track I need to take care of a few things. First of all I need to pay off my credit cards. Second, I have been meaning to pay off the travel expenses that were spent for a wedding. Finally it's time to fix the car in the driveway so I use it for commuting again.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,176.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432703

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432703	$14,075	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432703. Member loan 432703 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,714 / month
Current employer:	Federal Bureau of Investigation (FBI)	Debt-to-income ratio:	23.71%
Length of employment:	33 years	Location:	Waldorf, MD

Home town:	Chicago
Current & past employers:	Federal Bureau of Investigation (FBI)
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

Taking high interest rate credit cards and paying them off at a better credit rate here. Then I plan on canceling these cards completely. With the money I will be saving on the interest rate I plan on rolling the payments over to another debt until that is paid off. This will have what is know as a snowball effect and soon I will be debt free. I know this system works if you stay with it and keep the snowball going. I have been at my current job for 33 years. I am reliable and trustworthy with paying my bills. I have a very good credit score.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$156,752.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432711

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432711	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432711. Member loan 432711 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Northrop Grumman	Debt-to-income ratio:	20.11%
Length of employment:	3 years	Location:	ARLINGTON, VA

Home town:	Manassas
Current & past employers:	Northrop Grumman, BAE Systems
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

i would like to get a personal loan to consollidate my credit card debt.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,359.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432730

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432730	$15,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432730. Member loan 432730 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	toyota of the bronx	Debt-to-income ratio:	13.32%
Length of employment:	4 years 3 months	Location:	MASSAPEQUA, NY

Home town:	Brooklyn
Current & past employers:	toyota of the bronx, queensboro toyota
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

Buying a 50% stake in a up and running as well as profitable family owned business.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$414,475.00	Public Records On File:	0
Revolving Line Utilization:	43.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432747

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432747	$14,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432747. Member loan 432747 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	BT Conferencing	Debt-to-income ratio:	16.32%
Length of employment:	2 years 2 months	Location:	NORRISTOWN, PA

Home town:
Current & past employers:	BT Conferencing
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

I'm applying for this loan to consolidate the rest of my credit card debt. I have recently married and buying a house is in the near future and this will help keep things in line and on track. I have always paid things down on time to try to maintain a good credit history. I tend to pay monthly payments twice a month. I don't have much debt right now and live with family with good income so this loan would not be a hardship for me.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,944.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432748

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432748	$20,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432748. Member loan 432748 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,000 / month
Current employer:	32801 Communications	Debt-to-income ratio:	22.26%
Length of employment:	4 years	Location:	Tampa, FL

Home town:	Ocala
Current & past employers:	32801 Communications, Richmond American Homes
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

4 year old company in marketing and sales with proven sales history is looking to consolidate some credit card debt that has garnered some ugly predatory rates over the past few months making our debt service downright nasty. Looking to consolidate at a lower interest rate and accelerated payment plan. Sales base is 250k annual for 2009. Total debt load is 50k. 2 full time employees.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	21
Revolving Credit Balance:	$76,170.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432775	$7,750	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432775. Member loan 432775 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Dell Inc	Debt-to-income ratio:	17.54%
Length of employment:	4 years 2 months	Location:	Austin, TX

Home town:	Mejicanos
Current & past employers:	Dell Inc, Top Gun
Education:	Instituto nacional Nocturno Jose Damian Villacorta, Instituto Tecnologico Centroamericano, Instituto de ense??anzas tecnicas ENSETEC

This borrower member posted the following loan description, which has not been verified:

I need to pay credit card that are high in rates, so I can relieve some finantial pressure.

A credit bureau reported the following information about this borrower member on July 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	26
Revolving Credit Balance:	$4,034.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432778	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432778. Member loan 432778 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	KAISER PERMANENTE	Debt-to-income ratio:	20.03%
Length of employment:	26 years 3 months	Location:	CASTRO VALLEY, CA

Home town:	San Jose
Current & past employers:	KAISER PERMANENTE, EXXON MOBIL CORP, MACY'S INC.
Education:	Evergreen Valley College

This borrower member posted the following loan description, which has not been verified:

Refinance 27% Credit Card loan and 32% CitiFinancial loan

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1983	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,584.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432818	$6,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432818. Member loan 432818 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,483 / month
Current employer:	Nordstrom & Associates, PC (my wife - Megan Lausten is the employed party)	Debt-to-income ratio:	10.16%
Length of employment:	2 years 1 month	Location:	Flagstaff, AZ

Home town:	Prior Lake
Current & past employers:	Nordstrom & Associates, PC (my wife - Megan Lausten is the employed party), Southwest Windpower, McDonald's
Education:	Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

Thank you for considering funding our request. Why are we requesting this money? To consolidate 3 high interest credit cards at 17%+. Why are we good, reliable, and responsible candidates? We pay our bills on time, every time. My wife and I are dedicated to leading frugal, debt-free lives. My wife has a recession-proof job as an accountant at a CPA firm. She is a professional, responsible college graduate. I will be graduating in December and at that time will also be able to contribute greatly to our debt situation. We are young 20-somethings with a desire to be free of our debt trap so we can lead a simple, happy life! Help us achieve our goal of being debt-free by 2012!

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,762.00	Public Records On File:	0
Revolving Line Utilization:	14.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432831	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432831. Member loan 432831 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	LCG Corporation	Debt-to-income ratio:	15.90%
Length of employment:	2 years 2 months	Location:	Laguna Niguel, CA

Home town:	Kansas City
Current & past employers:	LCG Corporation, Natures Image
Education:	Pennsylvania State University-Penn State Beaver

This borrower member posted the following loan description, which has not been verified:

Established Landscaping Contractor needing operating capital for the next couple of months. We are a niche company that specializes in Native Habitat Restoration. We are growing, have approximate $120,000 in receivables. Most of our work occurs Fall through Winter unlike most Landscape companies, We have work lined up for this Fall. Our Website is www.lcgofcalifornia.com

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,018.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432846	$3,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432846. Member loan 432846 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,212 / month
Current employer:	Retired Teamsters/Consolidated Freightways 2200 N. Batavia Orange. Ca.	Debt-to-income ratio:	5.02%
Length of employment:	40 years	Location:	Costa Mesa, CA

Home town:	Florence
Current & past employers:	Retired Teamsters/Consolidated Freightways 2200 N. Batavia Orange. Ca., Yellow Freight Systems
Education:	Phoenix College

This borrower member posted the following loan description, which has not been verified:

Hi, I just discovered this site and I'm delighted to see what you folks are doing. I'm about to take a vacation and at the same time look for property or land in northern Calif. to retire on. It would be nice to have this extra money so I can do a through search and take in some scenery. I'm a retired Teamsters truck driver but didn't get to see much off road. I have been living in So. Calif. for 40 yrs. I was born and raised in a little desert town in Florence, Ariz. I would like to get away from all the traffic and vast population here. I have high Christian values and have always worked hard for my money and strongly believe in paying back what borrow. Any consideration would be appreciated. Sincerely, Jim Austin

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	65
Revolving Credit Balance:	$3,724.00	Public Records On File:	0
Revolving Line Utilization:	73.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432850

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432850	$4,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432850. Member loan 432850 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Massachusetts General Hospital	Debt-to-income ratio:	15.30%
Length of employment:	2 years 7 months	Location:	QUINCY, MA

Home town:	Natick
Current & past employers:	Massachusetts General Hospital
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

The purpose of this personal loan is to cover medical expenses of a family member with cancer.

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,204.00	Public Records On File:	0
Revolving Line Utilization:	31.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432854

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432854	$20,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432854. Member loan 432854 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Strategic Staffing Solutions	Debt-to-income ratio:	20.52%
Length of employment:	6 years 1 month	Location:	DETROIT, MI

Home town:	Detroit
Current & past employers:	Strategic Staffing Solutions
Education:	Walsh College of Accountancy and Business Administration, University of Michigan

This borrower member posted the following loan description, which has not been verified:

I am requesting a personal loan of $20,000 to consolidate credit card debt I incurred while earning my Bachelor????????s of Accountancy from Walsh College. Due to the state of the economy several years ago, I was using credit cards with 0% balance transfer offers and no fee to carry the debt. Moving the funds around as such is no longer quite as feasible. I would like to move away from having several different payments on multiple cards with fluctuating rates, due dates, etc. I am currently employed as a Corporate Disbursements Manager and have been with the same organization for six years. I am a good candidate to receive the loan because I always make good on my debts and as my credit history proves, I don????????t miss payments or default on outstanding debts. I am a very responsible person and this loan will help me to consolidate what is now several different payments, to one easy payment and provides a ???????fixed??????? date for me that I will be out of this debt. I thank you in advance for your consideration and can assure you that I will not be a disappointment.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	38
Revolving Credit Balance:	$21,881.00	Public Records On File:	0
Revolving Line Utilization:	21.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 432863

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432863	$12,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432863. Member loan 432863 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Diamond Fruit	Debt-to-income ratio:	23.72%
Length of employment:	5 years 7 months	Location:	The Dalles, OR

Home town:	Hood River
Current & past employers:	Diamond Fruit, Wells Fargo
Education:	Oregon State University, Western Oregon University

This borrower member posted the following loan description, which has not been verified:

The past year and a half has moved very fast. We bought a home in Feb 08 and within a year we got pregnant. I need to get some high intrest credit paid off for a few reasons I make good money and have been with the same company for about 6 years. My wife is an RN and will be taking some time away to be at home. We have 3 retirement accounts that would get us out of unsecured debt but we would certainly like to stay away from that option. I am looking forward to being debt free soon so my wife can take more time away from work. THANK YOU!!!

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	65
Revolving Credit Balance:	$28,843.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432929	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432929. Member loan 432929 was requested on August 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Accenture	Debt-to-income ratio:	12.65%
Length of employment:	1 year 8 months	Location:	Houston, TX

Home town:
Current & past employers:	Accenture, JPMorgan Chase & Co., Hewlett-Packard, Chevron Corp.
Education:	University of Houston, Houston Baptist University

This borrower member posted the following loan description, which has not been verified:

I am launching an apparel brand, starting with denim jeans with a unique design concept that was conceived in Sept 2007 that resulted in a design patent that was granted in April 2008. The potential application of this design concept is huge, and currently there is nothing like it in the marketplace. It enables the interchangeability (transform/morph) of different art, quotations, and graphic expressions on display. After the design patent was granted in 2008, I slowly and gradually worked on preparing to get the brand off the ground. This year, after sourcing materials and getting other resources in place, the 1st and 2nd prototypes are finally completed, with the 2nd improving by leaps and bound over the first. To date, I have invested over $10K of my own capital into this venture, not to mention countless hours of work, and I enjoy every minute of it. The loan will be used to take the venture into the next level by mostly funding the first production batch of denim jeans. This production batch will anchor the first of many distribution channel by way of the MorphBrand.com website (currently under construction), and major apparel trade shows in the spring of 2010. I am a good, reliable, and responsible candidate for the loan because I have excellent credit, low debt to credit ratio, and a stable and high income employment history in the still lucrative oil and gas industry in Houston Texas.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,939.00	Public Records On File:	0
Revolving Line Utilization:	31.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432956

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432956	$20,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432956. Member loan 432956 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	MCC Capital LLC	Debt-to-income ratio:	23.40%
Length of employment:	4 years 7 months	Location:	Los Angeles, CA

Home town:	Los Angeles
Current & past employers:	MCC Capital LLC
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

I would like to get a loan to simply refinance my credit card debt to a better rate. I am a very responsible person with an excellent credit history. My credit score is around 730. I have never defaulted on any type of debt in my entire life. I won't have any problem making regular payments because I have a stable income. I simply want to save money by paying lower interest payments.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$122,620.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432988	$3,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432988. Member loan 432988 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	The Gabbert Company	Debt-to-income ratio:	7.58%
Length of employment:	20 years 4 months	Location:	Houston, TX

Home town:	Conroe
Current & past employers:	The Gabbert Company
Education:

This borrower member posted the following loan description, which has not been verified:

The loan is for the purchase of a BBQ Trailer. I cook competition BBQ and have been wanting to upgrade to an enclosed trailer for some time. The purchase price of the trailer is $10,500.00 and I am putting $7,000.00 down and need the loan for the balance. My wife and I have both been on our jobs for 20 years and in our home for 12 years. I have no doubt that our credit scores will be sufficient for this loan amount. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	75
Revolving Credit Balance:	$4,336.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432996	$10,550	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432996. Member loan 432996 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Pikarde Technologies Inc	Debt-to-income ratio:	20.57%
Length of employment:	3 years 10 months	Location:	Jacksonville, FL

Home town:	Bonn
Current & past employers:	Pikarde Technologies Inc, Innovative Transportation Solutions Inc, Classic Antiques Inc, Romex Enterprises Inc
Education:	Ashford University

This borrower member posted the following loan description, which has not been verified:

Hi, I'm a computer programmer and book-keeper. I work hard to make sure all my credit accounts are up to date and paid on time. The obstacle I am facing, as an immigrant from Germany, is that I don't have a long credit history to show forth. I got my first credit card when I was 25. I have paid off one car and I have 2 car loans right now. The rates are high, about 18%, however I need transportation and had no choice. Since I have not missed a payment and I value my credit rating very highly, I would like to get ahead and pay off one vehicle, so I can move forward in other areas of my life, such as reducing my debt to income ratio so we can buy our first home soon. I can't get overtime at this time in the economy, so I'm making ends meet with what I have. I don't want to add another debt on myself, I want to replace a high interest rate with a low interest rate. Please give me a fair consideration. Thank you

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,131.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 433028

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433028	$5,700	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433028. Member loan 433028 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,876 / month
Current employer:	University of Baltimore	Debt-to-income ratio:	13.43%
Length of employment:	2 months	Location:	BALTIMORE, MD

Home town:	Baltimore
Current & past employers:	University of Baltimore, Provident Bank of Maryland, Crown Optical
Education:

This borrower member posted the following loan description, which has not been verified:

I'm a 29 year old IT professional looking to start a family. I intend to consolidate all creditcard debt into one payment, pay that off, then look into buying a house for myself. In the past 5 years, I have never been late or delinquent on any payments and have enjoyed a generous credit line from my creditors.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,138.00	Public Records On File:	1
Revolving Line Utilization:	42.40%	Months Since Last Record:	69
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433080	$10,800	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433080. Member loan 433080 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Garden State Fuels Inc.	Debt-to-income ratio:	19.85%
Length of employment:	2 years 5 months	Location:	Linwood, NJ

Home town:	Linwood
Current & past employers:	Garden State Fuels Inc., David I. Kalter D.M.D.,P.C.
Education:	Embry Riddle Aeronautical University at Daytona Beach, Flight Safety International, Atlantic Cape Community College

This borrower member posted the following loan description, which has not been verified:

I am a commercial pilot with a B.S. in Aeronautics but I have been struggling to find a job flying for an airline ever since I graduated. So now I live at home, work full time, and I'm currently going to community college part time with hopes of getting into dental school next year. I am 26 years old and consider myself to be a very mature and responsible individual. I incurred about $20,000 in credit card debt my last few years of college because I was a full time student with a part time job and my income didn't quite cover all of my living expenses. I also had to put my last semester's tuition on a credit card. I make enough money to pay all of my bills every month and have a little left over. Unfortunately I am unable to put more then the minimum payment on my credit cards so I'm paying a ton of money in interest and very little towards the principle. I believe that if I can obtain a loan for $20,000 to pay off all of my credit cards with, I will be able to pay that loan off in about 24 months instead of 24 years at the rate I'm going with the minimum payments. My last credit report had a credit score of 717 on it so my credit rating is pretty good. Thank you for your time and I greatly appreciate any help.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,207.00	Public Records On File:	0
Revolving Line Utilization:	70.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433106

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433106	$5,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433106. Member loan 433106 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Citigroup Inc.	Debt-to-income ratio:	8.09%
Length of employment:	8 months	Location:	Phoenix, AZ

Home town:	Santa Ana
Current & past employers:	Citigroup Inc., The Lyle Anderson Co., Inc., Move.Com (Formerly Homestore.Com)
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my debt as I have a couple accounts with high interest rates. I have a good standing credit history, have never defaulted on a loan and have a stable career path. I would like to pay these accounts off and have a lower fixed payment, where I may pay more towards principal. Thank you.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,194.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433112

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433112	$6,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433112. Member loan 433112 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	n/a	Debt-to-income ratio:	11.85%
Length of employment:	n/a	Location:	Oswego, IL

Home town:	Saint Peters
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I have four children and my son has had some medical bills which caused us to build some debt. I want to get it all paid off and get back to saving money verses paying down debt. You will see I have good credit with a 750 with TransUnion credit and I do not default on loans. Just need a little extra help getting everything back on track.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	66
Revolving Credit Balance:	$11,630.00	Public Records On File:	0
Revolving Line Utilization:	81.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433128	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433128. Member loan 433128 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Water and Wine Ristorante	Debt-to-income ratio:	4.71%
Length of employment:	2 years	Location:	MONMOUTH BEACH, NJ

Home town:
Current & past employers:	Water and Wine Ristorante
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

Dear Lenders: This loan represents an opportunity for me to retain some financial security while working and attending school. The option to spread the costs of my Rutgers University tuition and related expenses over time will allow me to comfortably pay rent, eat, work, and go to class without having to zero my bank account in the process. Please consider investing with me. I have an excellent credit history, and this represents a great opportunity for me to finish my education with less stress and a bright future. This loan will allow me to invest in myself while maintaining a secure financial position. Thank you for your time and consideration. Sincerely, Ashley DeBrino

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$229.00	Public Records On File:	0
Revolving Line Utilization:	2.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433133

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433133	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433133. Member loan 433133 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,775 / month
Current employer:	CR BARD	Debt-to-income ratio:	16.27%
Length of employment:	19 years 10 months	Location:	FORT EDWARD, NY

Home town:	x
Current & past employers:	CR BARD
Education:

This borrower member posted the following loan description, which has not been verified:

None

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,528.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433140

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433140	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433140. Member loan 433140 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,155 / month
Current employer:	Lockheed Martin Corp.	Debt-to-income ratio:	8.81%
Length of employment:	6 months	Location:	Herndon, VA

Home town:	Woodruff
Current & past employers:	Lockheed Martin Corp.
Education:	Utah State University

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to partly cover the purchase of a home lot located in southern Utah. Once the loan for the land is paid off, the lot will be the site of a new home.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,942.00	Public Records On File:	0
Revolving Line Utilization:	9.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433141

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433141	$12,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433141. Member loan 433141 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Great Southern Bank	Debt-to-income ratio:	15.48%
Length of employment:	3 years	Location:	Camdenton, MO

Home town:
Current & past employers:	Great Southern Bank
Education:	University of Missouri-Columbia

This borrower member posted the following loan description, which has not been verified:

I am a bank manager of multiple retail bank locations. I have been on the job for 3 years with healthy income and would like to clean up high rate credit card debt. I don't really want to approach bank I work for as I like to keep my personal finances somewhat private. Repayment will not be difficult my DTI is very low.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	44
Revolving Credit Balance:	$8,718.00	Public Records On File:	0
Revolving Line Utilization:	45.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433144	$1,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433144. Member loan 433144 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,221 / month
Current employer:	Home Depot	Debt-to-income ratio:	21.12%
Length of employment:	6 years 9 months	Location:	Fort Worth, TX

Home town:
Current & past employers:	Home Depot, Mouser Electronics
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will pay off all my high intrest credit cards and with a lower intrestrate I will be debt free sooner.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	17	Months Since Last Delinquency:	6
Revolving Credit Balance:	$17,080.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433152

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433152	$7,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433152. Member loan 433152 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,700 / month
Current employer:	Public Health Institute	Debt-to-income ratio:	9.68%
Length of employment:	1 year 6 months	Location:	Sacramento, CA

Home town:	Sacramento
Current & past employers:	Public Health Institute, ImanusT, KB Home
Education:	University of California San Diego (BA), University of California Davis (MBA)

This borrower member posted the following loan description, which has not been verified:

I need a loan to help me get married. I am have a full time job in management and my fiance is a resident physician. But we are just starting out and do not have enough to pay all the vendors for our wedding. Please help us.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,341.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433170	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433170. Member loan 433170 was requested on August 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	Prudential Almon Realty	Debt-to-income ratio:	16.97%
Length of employment:	6 years	Location:	Yakima, WA

Home town:	Seattle
Current & past employers:	Prudential Almon Realty, Prudential Northwest Realty
Education:

This borrower member posted the following loan description, which has not been verified:

I am seeking this loan to fund the purchase new photocopiers for my business. I want to avoid using lease financing. My credit score and responsible use of credit speaks to my realistic yet conservative approach to use of debt. I manage my expenses and debt responsibly. The payments on this loan are actually less than our current payments. The payments are not a new expense but actually are a reduction in our monthly cost. Our business is profitable and has solid cash flow. We have been in business for over 25 years. I have 30 years of experience in the industry. Our business is the market leader; we sell more homes and properties than any other real estate company in our county. Our market share has grown to 19%. We beat the industry averages, we have the highest average sales price, lowest market time, higher List Price to Sale Price ratio and, on average our sales people are more productive than any other firm. I can assure all investors that we are a great investment, a solid borrower that can be relied on for timely repayment.

A credit bureau reported the following information about this borrower member on August 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$238,348.00	Public Records On File:	0
Revolving Line Utilization:	35.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433192	$3,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433192. Member loan 433192 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Ann Taylor	Debt-to-income ratio:	3.36%
Length of employment:	2 months	Location:	TALLAHASSEE, FL

Home town:	Miami
Current & past employers:	Ann Taylor, Hollister Co., Victoria's Secret, Aldo Shoes
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

I am a student at Florida State University. I have gotten into credit card debt trying to keep up on all of my housing bills (utilities, etc.) and school bills and books, not only for myself but helping out my boyfriend (a recent ex marine, who has gone back to school after six years) with his school bills. I want to fix the problem now instead of waiting. I am looking for this loan so I can consolidate my credit payments into one.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,765.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433200

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433200	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433200. Member loan 433200 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	PROVIDENCE ST PETERS HOSPITAL	Debt-to-income ratio:	10.90%
Length of employment:	5 years	Location:	OLYMPIA, WA

Home town:	Houston
Current & past employers:	PROVIDENCE ST PETERS HOSPITAL, Lee ingrim State farm insurance
Education:	PLU

This borrower member posted the following loan description, which has not been verified:

i am consolodating my loans to allow a better understanding of where my money is going and seeking one monthly payment at a great interest rate. I was approved for 10,000, but i wanted to see how much i can qualify for. 20,000 would be the perfect amount to consolodate. You will see have a good credit score and i am a reliable consumer.

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,455.00	Public Records On File:	0
Revolving Line Utilization:	47.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 433202

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433202	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433202. Member loan 433202 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,417 / month
Current employer:	Wingate at South Hadley	Debt-to-income ratio:	14.48%
Length of employment:	1 year 9 months	Location:	Longmeadow, MA

Home town:	Holyoke
Current & past employers:	Wingate at South Hadley, Healthbridge management
Education:	College of Our Lady of the Elms, Springfield College, Western New England College

This borrower member posted the following loan description, which has not been verified:

I have a credit score of 773 and 15 years of healthcare experience. I am opening a Home Healthcare business and will continue to work full time at my current job as a nursing home administrator. The home care business will provide home health aide, licensed nurses, rehab professionals and social work in the home environment. The home care agency will be fully licensed, insured and bonded.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,076.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433213

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433213	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433213. Member loan 433213 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Xceed Financial FCU	Debt-to-income ratio:	7.95%
Length of employment:	1 year 5 months	Location:	Los Angeles, CA

Home town:	Inglewood
Current & past employers:	Xceed Financial FCU, WMC Mortgage Corp
Education:	West Los Angeles College

This borrower member posted the following loan description, which has not been verified:

Would like to consoldate credit card debt.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	78
Revolving Credit Balance:	$18,367.00	Public Records On File:	0
Revolving Line Utilization:	79.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433218

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433218	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433218. Member loan 433218 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	General Electric Energy	Debt-to-income ratio:	16.27%
Length of employment:	1 year 4 months	Location:	Menifee, CA

Home town:	Houston
Current & past employers:	General Electric Energy, United States Navy, Dynegy
Education:

This borrower member posted the following loan description, which has not been verified:

Found out my mom has breast cancer need to clear up a little money to be able to fly out to see her and enjoy our time together. Would also like to rid myself of a little time in paying of the credit cards as well.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,730.00	Public Records On File:	0
Revolving Line Utilization:	52.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433231	$5,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433231. Member loan 433231 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,000 / month
Current employer:	hargray	Debt-to-income ratio:	13.72%
Length of employment:	4 years	Location:	BLUFFTON, SC

Home town:	Brooklyn
Current & past employers:	hargray
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for a 5000 loan for personal reasons

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	26
Revolving Credit Balance:	$6,577.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 433236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433236	$11,100	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433236. Member loan 433236 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,917 / month
Current employer:	Executive Management, Inc.	Debt-to-income ratio:	2.27%
Length of employment:	6 months	Location:	Hallandale, FL

Home town:	Chernovtsy
Current & past employers:	Executive Management, Inc.
Education:	State Mining Institute

This borrower member posted the following loan description, which has not been verified:

Since 1989 we are arranging distribution of new vehicles from US and Canada to US, Canadian and European companies. . Our customers are dealerships, trading companies, auto brokers and wholesalers, distributors.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,628.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 433245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433245	$10,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433245. Member loan 433245 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,875 / month
Current employer:	Legacy Health Systems	Debt-to-income ratio:	22.21%
Length of employment:	2 years 1 month	Location:	GRESHAM, OR

Home town:	Portland
Current & past employers:	Legacy Health Systems, Fight Craftsman Inc.
Education:	Portland State University

This borrower member posted the following loan description, which has not been verified:

This loan will be used to transfer the location of my current gym to another facility. I currently run a gym that offers boxing, mixed martial arts, and personal training. Presently the gym is located in an industrial park, and is inconvenient to our 131 members, due to the lack of parking. The goal of the gym is to grow and be a more accessible location. There is a need for more equipment to accommodate the members. The current location is approximately 3,000 square feet, while the new location is roughly 5,000 square feet. At times members are forced to exercise close together. Extra space will allow the addition of new equipment and there will be ample room for the members to work out. With the growth of membership space in the facility is scarce. The current location of the gym is simply a loading bay. There is no air ventilation, and the gym gets rather hot and humid. The new location will be beneficial because it has a ventilation system that would create a better comfort level to the members of the gym. Without proper ventilation we run the risk of people having heat related illnesses. Overall the move to this new facility I will be able to better manage the everyday operations of the gym while providing a more comfortable environment for the members to work out. The new location will also provide an enhanced location that is easier to access for members. There will be more space for new equipment, ample space for all of the activities happening daily. I???m an excellent candidate for this loan because I manage my finances responsibly and maintain my credit by paying all of my bills on time. I have a long history of paying car payments and credit card bills on time. With a new location I will be able to acquire more profit for the gym which will be greatly beneficial towards paying the balance of this loan. The payment plan associated with this loan will fit well within my budget. Even if the forecasted growth of the gym was not as projected within the allotted timeline, payment of the loan would not be a hardship. This being said, I appreciate the opportunity of being considered for this loan to further grow my business.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,551.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433289	$4,025	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433289. Member loan 433289 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,967 / month
Current employer:	Raymond James Financial	Debt-to-income ratio:	15.05%
Length of employment:	2 years 3 months	Location:	ATLANTA, GA

Home town:	Jacksonville
Current & past employers:	Raymond James Financial, Zurich North America, Allstate Workplace Division
Education:	Florida Community College at Jacksonville, University of Phoenix

This borrower member posted the following loan description, which has not been verified:

We have recently relocated for a better job and will use the loan money to consolidate some of our debt and current medical expenses.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,123.00	Public Records On File:	0
Revolving Line Utilization:	91.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433290

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433290	$14,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433290. Member loan 433290 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	CGI	Debt-to-income ratio:	20.04%
Length of employment:	4 years 1 month	Location:	West Melbourne, FL

Home town:
Current & past employers:	CGI
Education:	Purdue University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I'm currently employeed and have a very secure job making 110k yearly. Two members of my family unfortunately lost their jobs and also had medical problems which I stepped up and helped, but I got a little steep in debt the last 6 months. Looking to help pay that in a lower rate.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	81
Revolving Credit Balance:	$48,306.00	Public Records On File:	0
Revolving Line Utilization:	86.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433292	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433292. Member loan 433292 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	US Army	Debt-to-income ratio:	16.37%
Length of employment:	8 years 10 months	Location:	Lindenwold, NJ

Home town:	Linden
Current & past employers:	US Army, Tires Plus
Education:	Camden County College

This borrower member posted the following loan description, which has not been verified:

Credit card debt consolidation

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,583.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433304

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433304	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433304. Member loan 433304 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Global Financial Resources	Debt-to-income ratio:	12.06%
Length of employment:	2 years 2 months	Location:	LAFAYETTE, LA

Home town:	Minneapolis
Current & past employers:	Global Financial Resources, Process Piping Materials Inc
Education:	University of Louisiana at Lafayette

This borrower member posted the following loan description, which has not been verified:

We got behind on a few things last year and have never been able to fully catch up. However, we have the pay checks to cover all of our bills but somehow always get behind in one thing or another. With this loan we can elimate a big chunk of our bills and lower our payments in half. This will also allow us to start saving for a house.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	28
Revolving Credit Balance:	$2,365.00	Public Records On File:	0
Revolving Line Utilization:	60.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433310

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433310	$12,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433310. Member loan 433310 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Hilmar Cheese Company	Debt-to-income ratio:	14.86%
Length of employment:	4 years 9 months	Location:	Newman, CA

Home town:	Newman
Current & past employers:	Hilmar Cheese Company, ATS Systems CA Inc
Education:	Las Positas College

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my and my wife's credit card debt into one low and easy payment. I have very good credit and I am always on time with payment. It is just hard to pay off 3 different credit cards at the same time. I am hoping to get out of debt and back onto healthy grounds financially.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,687.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433320

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433320	$15,250	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433320. Member loan 433320 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Mytek Network Solutions	Debt-to-income ratio:	19.72%
Length of employment:	3 years 6 months	Location:	Phoenix, AZ

Home town:	Dayton
Current & past employers:	Mytek Network Solutions
Education:	University of Phoenix

This borrower member posted the following loan description, which has not been verified:

Our business is growing but access to capital is shrinking. American Express continues to shrink our line of credit and we need the working capital to grow our business. We perform fairly sophisticated computer hardware and software projects and purchase/front the required components as part of the project for the customer. The float is about 6 to 8 weeks. We need the additional capital to ease our cash flow. I borrowed $25K from LendingClub investors last year and paid that off early. We have been in business since spring of 2006 and continue to grow despite the external economic factors.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	49
Revolving Credit Balance:	$6,563.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433328

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433328	$7,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433328. Member loan 433328 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Midwest Bank & Trust	Debt-to-income ratio:	7.70%
Length of employment:	4 years 4 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Midwest Bank & Trust
Education:	Concordia University-River Forest

This borrower member posted the following loan description, which has not been verified:

I need this money to pay my undergraduate tuition to order my transcript for my graduate school. This loan would be paid back in full upon applying for a student loan upon my acceptance into the graduate program.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,743.00	Public Records On File:	0
Revolving Line Utilization:	79.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433336

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433336	$13,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433336. Member loan 433336 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Bridgers and Paxton Consulting Engineers	Debt-to-income ratio:	17.96%
Length of employment:	3 years	Location:	RIO RANCHO, NM

Home town:	Cincinnati
Current & past employers:	Bridgers and Paxton Consulting Engineers, L3 Communications
Education:	Rose-Hulman Institute of Technology

This borrower member posted the following loan description, which has not been verified:

I am looking to secure a short term personal loan to refinance my last remaining credit card debt. This is due to a recent rate increase from my current credit card company, which I feel is undeserved due to my excellent credit and payment history with them. So, I plan to pay the remainder of the balance, with money from this loan, and cut up the card.

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,368.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 433347

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433347	$7,550	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433347. Member loan 433347 was requested on August 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Morrisville Auxiliary Corporation	Debt-to-income ratio:	22.05%
Length of employment:	2 years	Location:	(Syracuse), NY

Home town:
Current & past employers:	Morrisville Auxiliary Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I'm simply looking to consolidate my credit card debt and stop using my cards. Thank you.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	60
Revolving Credit Balance:	$24,604.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433364	$12,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433364. Member loan 433364 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,333 / month
Current employer:	CBIZ-MMP Inc	Debt-to-income ratio:	5.87%
Length of employment:	11 years 2 months	Location:	BIRMINGHAM, AL

Home town:	Montgomery
Current & past employers:	CBIZ-MMP Inc
Education:	The University of Alabama

This borrower member posted the following loan description, which has not been verified:

I got married last November and paid for the entire wedding. My wife quit her teaching job to prepare for the wedding and the economy turned. She couldn't get a job for this year. She is currently unemployed, but actively seeking employment in other industries. I have a disabled mother-in-law who I help financially. Over the past few months, we have had a string of unexpected expenses. I have a 6 figure job and a great credit rating. I'm looking for a bridge loan to get me through the next several months until a year end bonus. I need a personal loan with no early payment penalty. I'm shopping around my options to see the best loan. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,068.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433423

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433423	$7,600	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433423. Member loan 433423 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,684 / month
Current employer:	Lamplight Christian School	Debt-to-income ratio:	5.67%
Length of employment:	2 years	Location:	Reno, NV

Home town:	Ft. Monmouth
Current & past employers:	Lamplight Christian School, Wilbur D. May Museum, Reno NV
Education:	University of Nevada-Reno

This borrower member posted the following loan description, which has not been verified:

I have an excellent history of paying my debts on time. I have only been late once on a bill to my credit card in 10 years and it was only because I posted it two days before the due date and forgot the due date was on a Sunday. I generally post my payments one to two weeks before the due date. I made the mistake 3 years ago to do a cash transfer, thinking it transferred with the same interest rate of fixed interest rate of 9.9%, and to my horror the interest was over 21%. My step-son was moving to our area to live with us, and I needed to come up with rent and deposit quickly since we lived in a small place at the time. I transferred $3000.00. I have talked to B of A numerous times to try to lower that interest rate because of course they pay off the lower interest rates first so the higher interest rate part keeps climbing. I think you will find that I have excellent credit and hope to find a more reasonable rate for my debt. We very rarely use our credit card and only used it recently for a car repair of $1000.00 I applied for a different card recently to see if it would cover the cost, but am reluctant to use it and it doesn't cover enough to take care of the higher interest portion. Thank you for your consideration. Sincerely, Yvonne Webb

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,616.00	Public Records On File:	0
Revolving Line Utilization:	24.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433448

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433448	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433448. Member loan 433448 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Michael Stars	Debt-to-income ratio:	18.03%
Length of employment:	10 years	Location:	REDONDO BEACH, CA

Home town:	Torrance
Current & past employers:	Michael Stars, World Linen
Education:	Los Angeles Trade Technical College

This borrower member posted the following loan description, which has not been verified:

I am interested in applying for a personal loan to consolidate my current debt. I am fully employed and have been at my current company for 10 years. I have excellent credit and am timely in monthly payments. The APR with my current credit card company is so high my monthly payments are ineffective. Thanks for your review! Liz Lane

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,422.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433463

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433463	$1,200	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433463. Member loan 433463 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	st. gregory catholic school	Debt-to-income ratio:	18.65%
Length of employment:	13 years	Location:	virginia beach, VA

Home town:	porto alegre
Current & past employers:	st. gregory catholic school, st. gregory catholic school
Education:	pratt institute

This borrower member posted the following loan description, which has not been verified:

I would like to get a 5 year loan to pay off my debts.

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1976	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	46	Months Since Last Delinquency:	4
Revolving Credit Balance:	$9,265.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433467

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433467	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433467. Member loan 433467 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,167 / month
Current employer:	Deloitte Consulting	Debt-to-income ratio:	2.85%
Length of employment:	11 years 2 months	Location:	CRANBERRY TWP, PA

Home town:
Current & past employers:	Deloitte Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

I had taken a $10K loan and purchased a racecar (valued at 22K - I paid the balance from savings), but I do not like the conditions of the loan and am looking to refinance.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433469	$18,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433469. Member loan 433469 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,083 / month
Current employer:	Lennar Corp.	Debt-to-income ratio:	1.62%
Length of employment:	3 years 2 months	Location:	Laguna Niguel, CA

Home town:	Grand Rapids
Current & past employers:	Lennar Corp., Beazer Homes USA, Siemens Dematic
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

Solid overall debt to income ratio of ~20%. Loan amount reflects 100% debt balance pending recently scheduled payments Looking to consolidate in order reduce interest rate and set goal date/term for which to be debt free.

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	41
Revolving Credit Balance:	$25,063.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433495

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433495	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433495. Member loan 433495 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,292 / month
Current employer:	APC, Inc	Debt-to-income ratio:	10.27%
Length of employment:	8 years 1 month	Location:	Roebuck, SC

Home town:	Union
Current & past employers:	APC, Inc, cone mills corp
Education:	Spartanburg Technical College

This borrower member posted the following loan description, which has not been verified:

I have an excellent credit rating and I have always paid my bills. I have the funds but dont want to spend them. The loan is to buy a commercial freezer (UL2500 Imperial 20.7 cf.). The supplier wants 19.99% interest and I feel thats way too much considering the price is inflated and they can take the freezer at any time. I'm, trying to same some money in interest and get what I want. 48 months is preferred. I will pay off ASAP.

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,629.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 433496

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433496	$2,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433496. Member loan 433496 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,667 / month
Current employer:	Frito-Lay Inc	Debt-to-income ratio:	8.55%
Length of employment:	16 years 4 months	Location:	CHANDLER, AZ

Home town:	Albany
Current & past employers:	Frito-Lay Inc
Education:	BS degree from The State University of New York

This borrower member posted the following loan description, which has not been verified:

Last minute plans have been made to host a family reunion in Phoenix, Az. I am planning to use the loan to help fund the event. My debts have allways been paid on time. I am very reliable and responsible. My credit history is very strong, I have a good job with a solid company which I have been employed with for the past 16+ years. I own my own home that I have been in for 19 months, and prior to my move to Phoenix, owned my own home in California for over 19 years.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,702.00	Public Records On File:	0
Revolving Line Utilization:	75.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433504

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433504	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433504. Member loan 433504 was requested on August 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	targer	Debt-to-income ratio:	1.53%
Length of employment:	2 years 2 months	Location:	los angeles, CA

Home town:	Los Angeles
Current & past employers:	targer
Education:	Los Angeles City College

This borrower member posted the following loan description, which has not been verified:

need money for wedding saved up about 10000 need the rest total cost on me its about 25000 i have a good job pays me about 4500 net a month future husband very rich guy but i have to do my part he has his own car dealer so i wont have a problem paying of my loan even on my own

A credit bureau reported the following information about this borrower member on August 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,903.00	Public Records On File:	0
Revolving Line Utilization:	11.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433549	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433549. Member loan 433549 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	DSLA	Debt-to-income ratio:	15.67%
Length of employment:	5 years	Location:	Kalamazoo, MI

Home town:	Detroit
Current & past employers:	DSLA, YSLA
Education:	Western Michigan University

This borrower member posted the following loan description, which has not been verified:

Would like to rehab a property that needs some repairs. Looking for other experienced investors who are liked minded and creative with financing. I have a stable job for over 10 years and about five rental properties in the HUD/Voucher/Section 8 sector that are all producing. I'm looking to expand my business and work with a creative individual who is willing to prosper and expand into the Adult Foster Care/Or Independently Living Sector. Give me an email or a call if you are interested. larrymabryjr@gmail.com or 248 9158696. Thanks, Larry W. Mabry, Jr.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,268.00	Public Records On File:	0
Revolving Line Utilization:	73.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433569	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433569. Member loan 433569 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	USPI	Debt-to-income ratio:	13.81%
Length of employment:	1 year 6 months	Location:	Lantana, TX

Home town:
Current & past employers:	USPI
Education:

This borrower member posted the following loan description, which has not been verified:

I am a RN make good money and want to be out of debt in 3 years. I figure by consolidating most of my debt to one loan that amortize to ZERO in 3 years would work best.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,840.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433581

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433581	$12,300	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433581. Member loan 433581 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	Border International Trucks	Debt-to-income ratio:	22.12%
Length of employment:	1 year 5 months	Location:	El Paso, TX

Home town:	El Paso
Current & past employers:	Border International Trucks, Limited Brands Inc., Sears Holdings Corporation
Education:	Western Technical College

This borrower member posted the following loan description, which has not been verified:

The loan being applied for is to consolidate all my credit cards and become debt free. Upon being approved I would close all the credit cards with the exception of one (the lowest credit limit, $600) due to it being a necessiity to reserve services such as a hotel room or rent a car. I've always made my payments on time and my credit is still in good standing. I want to consolidate my credit cards because I feel its beginning to get out of control and I would rather be proactive before my credit goes bad. Ive racked up some debt recently due to my car breaking down several times now. One of my dogs also aquired a severe infection in his ears leadings to costly visits and an operation coming up shortly. The credit cards' APR is rather high and if I could, I would greatly appreciate the opportunity to consolidate and receive a lower interest so I can finally get rid of the credit cards. Thank you for your time.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,537.00	Public Records On File:	0
Revolving Line Utilization:	77.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433589

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433589	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433589. Member loan 433589 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Gannett Co.	Debt-to-income ratio:	8.88%
Length of employment:	4 years 11 months	Location:	Boston, MA

Home town:	Framingham
Current & past employers:	Gannett Co., Freedom Communications
Education:	The University of Tampa, Boston University Graduate School of Communications

This borrower member posted the following loan description, which has not been verified:

Loan to consolidate debt.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1979	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,184.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433590

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433590	$15,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433590. Member loan 433590 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Home Depot	Debt-to-income ratio:	16.66%
Length of employment:	3 years 6 months	Location:	northbrook, IL

Home town:	Chicago
Current & past employers:	Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

Need help in securing and repairing a single family Home. Purchase Price will be around $30,000 dollars and repairs about $20,000. My downpayment of $5000 along with the US government assistance of $8,000 dollar tax incentive coupled with my ($60,000) a year salary and good credit record should make this and easy loan to pay off. Thank you in advance for your assistance. I am looking forward to the day when I can invest money in this program. Thanks Potatocreek

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	27
Revolving Credit Balance:	$4,440.00	Public Records On File:	0
Revolving Line Utilization:	29.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433594	$6,500	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433594. Member loan 433594 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,820 / month
Current employer:	United Parcel Service (UPS)	Debt-to-income ratio:	8.74%
Length of employment:	10 months	Location:	LOUISVILLE, KY

Home town:	Angeles City
Current & past employers:	United Parcel Service (UPS), Spherion, Aerotek
Education:	Manuel L Quezon Univ. ( Philippines ), Nova Computer College ( Philippines )

This borrower member posted the following loan description, which has not been verified:

I will pay off all of my four credit cards, which are giving me a hard time, buy me furnitures which i never had since i came here in Kentucky and get me a reliable used car because the one i had caused me to bring it to the shop 3 to 4 times a year.. and the left over extra cash i will put in my savings for emergency use only, to keep me from using credit cards again. If you will look into my credit history ( transunion has it all ), i have a long records of paying my credit cards and it seems like it never ends. Every month i pay more than the minimum payment. I pay $150. 00 on each of my two cards and $50.00 each on the remaining two cards. What I'm trying say is, instead of paying those high rate credit cards every month, i try to find a lender to loan me a one time amount i need to pay off everything and put everything into one credit bill. I may not have an excellent score but I am an excellent payer, I pay what i owe no matter what because i never want anything that can ruin my credit. Lenders will never know that because they never gave me a chance and for policy reason they keep turning me down.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,467.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433598

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433598	$1,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433598. Member loan 433598 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Yamato Restaurant	Debt-to-income ratio:	18.26%
Length of employment:	1 year 9 months	Location:	Ventura, CA

Home town:
Current & past employers:	Yamato Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

This money is being used to pay for car regristration, smog check and minor repairs.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,150.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433627	$2,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433627. Member loan 433627 was requested on August 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,532 / month
Current employer:	Student loan funds	Debt-to-income ratio:	1.52%
Length of employment:	n/a	Location:	Centre hall, PA

Home town:	Centre Hall
Current & past employers:	Student loan funds, Penn State OPP
Education:	Lock Haven University of Pennsylvania, Pennsylvania State University-Main Campus, univeristy of medicine and health sciences

This borrower member posted the following loan description, which has not been verified:

I am a medical student that will have to move to another state this upcoming semester. I have already been approved for my loan through Citibank which is to be used for my moving expenses and rent. However, my loan check will not be disbursed to me at least a week after I move in to my new place, and register for my courses in person. This does not help me now, since I do not have those funds to pay to move, and to give the landlord the first months rent upon move-in. I plan on paying back this loan as soon as I receive my funds through my school. I am supposed to receive the check Sept.4. I have my certification letter of the loan awarded to me, as well as other financial I may have received. Since I do not have family, or anyone else I may borrow from, this loan would hold me over until my next disbursement. Without the available funding, I may have to postpone my final semester of basic sciences in medical school.

A credit bureau reported the following information about this borrower member on August 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433659

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433659	$19,800	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433659. Member loan 433659 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,667 / month
Current employer:	Verizon Communications	Debt-to-income ratio:	1.29%
Length of employment:	15 years 1 month	Location:	Perry Hall, MD

Home town:	Baltimore
Current & past employers:	Verizon Communications
Education:	Morgan State University

This borrower member posted the following loan description, which has not been verified:

I'm a home owner with 15 years of solid work experience in the telecommunications field. I'm looking to aquire a loan that would consolidate my debt and lower my monthly payout: 1. America One- Line of Credit 2500.00 2. Chase Card- 2200.00 3. Auto Loan- 7000.00 4. Medical/Dental Bill- 2100.00 I would also like to aquire a loan and additional 6000.00 to finish some upgrade work in my basement. From my credit report you should see that I am very reliable and stable within my profession and would have no issue paying the loan back in full.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,110.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433667

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433667	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433667. Member loan 433667 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Lockheed Martin Corp.	Debt-to-income ratio:	16.63%
Length of employment:	9 years 6 months	Location:	Colorado Springs, CO

Home town:	Colorado Springs
Current & past employers:	Lockheed Martin Corp., Arrowhead Space and Telecomunications, Broadmoor Hotel, United States Army, United States Army National Guard
Education:	Colorado Technical University

This borrower member posted the following loan description, which has not been verified:

I have recently undergone a divorce and have taken over all of the debt obtained throughout the course of my marriage. This is in an effort to ensure that the debt is taken care of. I would like to consolidate all of my debt to ease the manageability of paying everything off. It is my goal to become 100% liquid and eliminate all debt. Your help in this endeavor is greatly appreciated.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,299.00	Public Records On File:	0
Revolving Line Utilization:	58.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 433683

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433683	$15,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433683. Member loan 433683 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	10.04%
Length of employment:	n/a	Location:	flushing, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

never being late on payments looking for down my interest pay

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$91,374.00	Public Records On File:	0
Revolving Line Utilization:	69.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433716	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433716. Member loan 433716 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Parkview Ptners	Debt-to-income ratio:	24.04%
Length of employment:	3 years 10 months	Location:	Los Angeles, CA

Home town:	Cork
Current & past employers:	Parkview Ptners, meringoff properties
Education:

This borrower member posted the following loan description, which has not been verified:

I realize asking for a loan when I have so much on credit cards seems silly but I would use the loan to pay off all my credit cards and then have one monthly payment to you. If you look at my credit card payments through my credit report you will see I have never been late with a payment. I can tell you I will not be late with my payments to you too.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1974	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,943.00	Public Records On File:	0
Revolving Line Utilization:	52.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433725	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433725. Member loan 433725 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	W.G.CARR CO	Debt-to-income ratio:	21.48%
Length of employment:	5 years	Location:	STERLING, VA

Home town:	AL KOURA - BSARMA
Current & past employers:	W.G.CARR CO, Chevy Chase Bank, Target
Education:	Marymount University, Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

To Whom It May Concerns: The reason for the loan is to pay off a credit card for $7,500 with a 25% Interest Rate and apply the rest of the $12,500 towards another credit card with a 16% interest. A year and a half ago, I decided to help out my father and pay off his credit card debts. So, I transferred about $20,000 onto my credit card that had a 0% interest for about a year, then the interest went up to 13%, then 25%. I have never been late on any of my payments. Never! I have always made more than the minimum. My history in the credit report should tell all. I am absolutely reliable without a shadow of doubt. To show you a glimpse of my how responsible I am. Not only am I helping my father be out of debt, I also am attending Marymount University full-time, enrolled in their MBA program with a 3.86 GPA. In addition, I hold a full time job. I will be able to make $1000/month easily without any trouble. Most likely, I will be making a $1,500/month until the balance is paid in full. Thank you, Toni Ghazi

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,556.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433752

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433752	$10,600	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433752. Member loan 433752 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Self-employed	Debt-to-income ratio:	11.58%
Length of employment:	12 years	Location:	Lehi, UT

Home town:	Littleton
Current & past employers:	Self-employed
Education:	Brigham Young University

This borrower member posted the following loan description, which has not been verified:

With a couple variable rate creditors planning to raise rates soon and also 2 dental emergencies in the last few weeks, I'd really like to get these obligations moved to one simple fixed payment. College degree, married Successfully self-employed for over 12 years ZERO later payments on credit report Home owner Car is paid off Have Paid all debts off before full term

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,718.00	Public Records On File:	0
Revolving Line Utilization:	58.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433761

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433761	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433761. Member loan 433761 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	Murray, Frank & Sailer LLP	Debt-to-income ratio:	11.11%
Length of employment:	3 years 7 months	Location:	Astoria, NY

Home town:	Baytown
Current & past employers:	Murray, Frank & Sailer LLP, Percy, Smith & Foote, LLP
Education:	Washington and Lee University

This borrower member posted the following loan description, which has not been verified:

I'm unexpectedly moving to Manhattan and need the loan to cover realtor and moving expenses.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	33
Revolving Credit Balance:	$19,058.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433767	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433767. Member loan 433767 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Jabil	Debt-to-income ratio:	14.55%
Length of employment:	1 year 11 months	Location:	Brandon, FL

Home town:	Brook
Current & past employers:	Jabil
Education:	University of South Florida, MBA, Saint Mary's College, BA

This borrower member posted the following loan description, which has not been verified:

Hello everyone, I am 35 years old, married, with a new son. My husband and I have combined annual salaries of $170K, excluding bonus and commission potential which is also significant. I (we) incurred significant credit card debt when planning our wedding in early 2007 and then from helping my mother through difficult times. Though that debt was incurred at less-than-ideal interest rates and I received countless offers to consolidate, I didn't do so because I felt obligated to pay it at the agreed upon rate (i.e., the lenders lent me the money expecting a 20% return, I knew that at the time of the loan, therefore in good faith I should leave it at that rate rather than try to lower my interest rate. Since that time, I have faithfully made payments above the minimums and have reduced the original debt. Unfortunately, given the current credit crisis, every time I make a payment, the lenders are now reducing my overall limit. SO, while it looks like I'm using 90% of my available credit, using pre-reduction credit limits, I would be at 67%. Still not ideal, but clearly moving in the right direction. I understand the credit card companies' desire to reduce their risk in the current environment, but I have demonstrated that I am not a risky investment. I have been nothing but highly profitable for them. With or without your help, I intend to be debt free (minus student loans) by the end of 2010. With your help, I will be able to get there faster. Please consider this investment. I will not disappoint you.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,839.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433777

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433777	$8,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433777. Member loan 433777 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Comsys	Debt-to-income ratio:	14.28%
Length of employment:	3 months	Location:	Hopkins, MN

Home town:	Mobile
Current & past employers:	Comsys, GMAC, Robert Half International
Education:	Auburn University Main Campus, The University of West Florida

This borrower member posted the following loan description, which has not been verified:

Current $8,200 balance on 23.9% credit card. I would like to pay down and borrow to pay it off at a lower rate. Thank you.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	68
Revolving Credit Balance:	$8,180.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433780

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433780	$10,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433780. Member loan 433780 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Charlie Palmer	Debt-to-income ratio:	10.62%
Length of employment:	1 year 6 months	Location:	Dallas, TX

Home town:	Albuquerque
Current & past employers:	Charlie Palmer, Tiffany & Co.
Education:	GIA

This borrower member posted the following loan description, which has not been verified:

Need to do my floors as the carpet is prety old. And some work in the kitchen.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,479.00	Public Records On File:	0
Revolving Line Utilization:	19.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 433822

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433822	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433822. Member loan 433822 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Self-Employed	Debt-to-income ratio:	13.04%
Length of employment:	5 years	Location:	Tucson, AZ

Home town:	Marathon
Current & past employers:	Self-Employed
Education:

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: This loan will be used to pay down a Credit Card balance which increased dramaitcally. The balance is at $10K and will be used to payoff this balance. My financial situation: I am employed with the same employer since 2003, own my own car outright, and have a roomate which brings in rental income.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,566.00	Public Records On File:	0
Revolving Line Utilization:	43.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433823	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433823. Member loan 433823 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Klufa Enterprises	Debt-to-income ratio:	16.03%
Length of employment:	3 years 8 months	Location:	Pilot Point, TX

Home town:	Tonkawa
Current & past employers:	Klufa Enterprises, L & S Machine, Learjet/Bombardiar, Aircraft Instruments & Development, Inc
Education:	Oklahoma State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am partnering with someone who has already run a successful restaurant in the location we have picked. The landlord lost the building and so she lost her lease. We have looked at the growth estimated for North Texas and know that this is a time to move. We have a tentative negotiated lease at a very reasonable amount for this area, we have compiled a list of needed materials, we have estimated our sales based on past experience, we have layed out the floorplan and we have built in our plan for growth. My partner already operates a successful and respected restaurant in the Dallas area.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,747.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433827

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433827	$16,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433827. Member loan 433827 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,750 / month
Current employer:	tire kingdom	Debt-to-income ratio:	14.65%
Length of employment:	11 years	Location:	dumfries, VA

Home town:	fairfax
Current & past employers:	tire kingdom, mr. tire
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

looking to pay credit card off

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	78
Revolving Credit Balance:	$26,387.00	Public Records On File:	0
Revolving Line Utilization:	98.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433832	$7,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433832. Member loan 433832 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,833 / month
Current employer:	Atlantic Hotel and Resort	Debt-to-income ratio:	6.71%
Length of employment:	1 year 3 months	Location:	pembroke pines, FL

Home town:	Middle Village
Current & past employers:	Atlantic Hotel and Resort
Education:	Fashion Institute of Technology (FIT), Florida Atlantic University

This borrower member posted the following loan description, which has not been verified:

To whom this may concern, I will be moving from South Florida to New York to further my career with my educational background. I have been a full time employee for the past few years while attending College and now have decided to make a change. I have been responsible for my financial obligations and have some savings as well but would like to have an extra few thousand dollars as a cushion just in case, which I feel would put my mind more at ease and help me reach my goals. I will have work lined up plus my savings so I will have no issue with the repayments . The money loaned would be properly used for bills and neccesities. Thank you for your consideration, Elizabeth Pecnik Elizabeth Pecnik

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,196.00	Public Records On File:	0
Revolving Line Utilization:	99.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433837

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433837	$7,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433837. Member loan 433837 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,958 / month
Current employer:	City of Detroit	Debt-to-income ratio:	17.81%
Length of employment:	22 years 5 months	Location:	Detroit, MI

Home town:	Mobile
Current & past employers:	City of Detroit, Barnes and Noble, Money Enterprises, Wayne State Bookstore, Child Development Lab, McDonald's
Education:	Wayne State University

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate high interest major credit cards (3) and charge cards (3). My most recent FICO score was 780. I have never missed a monthly payment and have never had a late payment of any kind. I am tired of higher interest rates (even with good credit) and the amount of time it takes to pay down credit/charge cards. My plan is to be debt free at the end of the 3-year loan period. This peer-to-peer loan will allow me to eliminate my debt with a fixed rate over a fixed time. It will help me see the light at the end of the tunnel.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,125.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433869	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433869. Member loan 433869 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Total Marine Solutions	Debt-to-income ratio:	14.19%
Length of employment:	7 years 11 months	Location:	Pembroke Pines, FL

Home town:	Weehawken
Current & past employers:	Total Marine Solutions, Unitor Ships Service
Education:	Monmouth College, Stevens Institute of Technology

This borrower member posted the following loan description, which has not been verified:

Last year I bought a home while the market was low which took months to close on, short sale. It was a good deal but the house needed some work, and I developed debt in order to complete the work. I am able to pay the debt, however, the increase has affected my credit score. I am looking to reduce my payments while at the same time increasing my score. I am a reliable, Managing Director with a small secure firm. I will look to pay the debt off as soon as possible, likely before the term.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	63
Revolving Credit Balance:	$31,076.00	Public Records On File:	0
Revolving Line Utilization:	79.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433888

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433888	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433888. Member loan 433888 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,990 / month
Current employer:	LA County Probation Dept.	Debt-to-income ratio:	11.37%
Length of employment:	7 years	Location:	Downey, CA

Home town:	Los Angeles
Current & past employers:	LA County Probation Dept.
Education:	University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

Hello Potential Lender, I'm trying to rid myself of loan sharks and would like to get an honest loan at a reasonable rate.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	77
Revolving Credit Balance:	$26,967.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433890

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433890	$3,600	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433890. Member loan 433890 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Great Hearts Academies	Debt-to-income ratio:	10.32%
Length of employment:	1 year	Location:	CAVE CREEK, AZ

Home town:	Concordia
Current & past employers:	Great Hearts Academies, St. John's College, KSU Speech Dept, Coldstone Creamery
Education:	St. John's College, Kansas State University, Cloud County Community College

This borrower member posted the following loan description, which has not been verified:

I will be using the loan to cover a cosmetic surgical operation.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	19	Months Since Last Delinquency:	19
Revolving Credit Balance:	$3,376.00	Public Records On File:	0
Revolving Line Utilization:	49.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433896	$11,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433896. Member loan 433896 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,167 / month
Current employer:	K Management Service	Debt-to-income ratio:	0.90%
Length of employment:	5 years 4 months	Location:	burbank, CA

Home town:	Armenia
Current & past employers:	K Management Service, Owner
Education:

This borrower member posted the following loan description, which has not been verified:

I am remodeling my home.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$711.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 433904

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433904	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433904. Member loan 433904 was requested on August 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	California National Guard	Debt-to-income ratio:	0.25%
Length of employment:	5 years 1 month	Location:	antelope, CA

Home town:	Sacramento
Current & past employers:	California National Guard, United States Army
Education:

This borrower member posted the following loan description, which has not been verified:

I am a full time soldier for the California National Guard. I have served 10 years in the Army and plan on serving many more. I returned this month from my second tour in Iraq and would like to consolidate my debt. I am a home owner along with my wife and two children. I would like to pay off my two cars and my two credit cards.

A credit bureau reported the following information about this borrower member on August 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	19
Revolving Credit Balance:	$521.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433932

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433932	$5,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433932. Member loan 433932 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Research, Education and Economics	Debt-to-income ratio:	6.58%
Length of employment:	5 years	Location:	New York, NY

Home town:	Melbourne
Current & past employers:	Research, Education and Economics, Gilder Gagnon Howe, Reprise Media, New York University, University of Melbourne, Poptech
Education:	New York University (NYU), University of Melbourne - Australia

This borrower member posted the following loan description, which has not been verified:

I am a graduate student at the Department of Economics at New York University. Last year I spent the summer working at an internship at a hedge fund and unfortunately the people at payroll screwed up my withholding and now I am left with an enormous tax debt of nearly $5000. I ended up paying the entire amount on my credit card but I'm being hit with incredibly high interest rates! Not to mention the negative effects on my credit score, nearly having maxed out my credit line. I sincerely hope that I can consolidate my obligations. I am an extremely responsible person and normally I would have consolidated by debt through a student loan but as an international student and the current economic climate, I can't obtain one without an American co-signer . I've been doing the best I can to pay down the debit, taking extra teaching assignments and research jobs for professors but it feels like the debt is simply insurmountable given the high costs of living in new york. Also, the jobs have been taking time away from my dissertation work which has been extremely stressful and upsetting. I do hope that someone can help.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,548.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433943

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433943	$1,600	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433943. Member loan 433943 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Atlantic Regional Medical Center	Debt-to-income ratio:	16.15%
Length of employment:	2 years	Location:	Little Egg Harbor, NJ

Home town:	Charleston
Current & past employers:	Atlantic Regional Medical Center
Education:	Shore Memorial School Of Radiologic Technology

This borrower member posted the following loan description, which has not been verified:

I made the mistake of missing payments on my credit cards while in college and they, in return, hiked my rates up to 30%. I have not had late payments in at least two yrs, since establishing myself in a good paying job. I make timely payment but, it feels like my balance barely moves. My boyfriend is laid off from work and I need to try to conserve money where I can. I called the credit card company and they were not willing to adjust the interest rate. I can and will be able to make payments on an average rate loan. I would so appreciate any help anyone would be to give me.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,587.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 433950

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433950	$4,200	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433950. Member loan 433950 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Sim-G Technologies	Debt-to-income ratio:	11.11%
Length of employment:	2 years 6 months	Location:	Fairfax, VA

Home town:	Silver Spring
Current & past employers:	Sim-G Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

The rate the loan I want to pay off is +20% -- way too high. I need a lower interest rate if I'm ever going to pay it off.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,351.00	Public Records On File:	0
Revolving Line Utilization:	76.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433954

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433954	$4,700	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433954. Member loan 433954 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,292 / month
Current employer:	Spectrum Health Hospital systems	Debt-to-income ratio:	21.60%
Length of employment:	5 years 3 months	Location:	Grand Rapids, MI

Home town:	Redkey
Current & past employers:	Spectrum Health Hospital systems, Johnson Controls
Education:	Davenport University

This borrower member posted the following loan description, which has not been verified:

Looking into consolidating my current loans so i will only have one payment and to lower my interest rates. I currently have a 2 1/2 year old mortgage ($617.00 monthly) and no car payment so this and my mortgage would be my only loan payments. I have been at my current job for 5 years (hospital) and its a secure job with no plays on leaving. 4 credit cards 3400.00 1 personal loan 800.00 1 medical bill 589.00

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	51
Revolving Credit Balance:	$2,960.00	Public Records On File:	1
Revolving Line Utilization:	82.20%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433976	$7,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433976. Member loan 433976 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,542 / month
Current employer:	PCB Piezotronics	Debt-to-income ratio:	24.04%
Length of employment:	1 year 4 months	Location:	Amherst, NY

Home town:	Saratoga Springs
Current & past employers:	PCB Piezotronics, Boston Scientific
Education:	SUNY at Buffalo, Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase 15% of a small business and will use the money for this. I have a full time job that I will continue to have. I can repay the loan with my income from my full time job alone. I have a degree in mechanical engineering and currently work at a manufacturing facility as a manufacturing engineer. The business I am buying is a company that helps people with invention ideas get their ideas to market. Rather than the high upfront costs that are normally charged with this type of service we plan on taking a much smaller amount up front but then taking a larger percentage of the profit from the sales of the product. The company was started in the past year by two local engineers who have over 50 years of experience. I plan on using this money to buy a percentage of their company and help them get their first few products to market. They currently have 15 ideas that are under contract but only have enough resources to work on 7 so my money and experience with help move the projects along.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$665.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 433989

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433989	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433989. Member loan 433989 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Late Show with David Letterman	Debt-to-income ratio:	11.27%
Length of employment:	16 years	Location:	Edgewater, NJ

Home town:	Teaneck
Current & past employers:	Late Show with David Letterman
Education:

This borrower member posted the following loan description, which has not been verified:

looking for a 36 mos term

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,270.00	Public Records On File:	0
Revolving Line Utilization:	41.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433996	$10,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433996. Member loan 433996 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,342 / month
Current employer:	TCFFCU	Debt-to-income ratio:	23.64%
Length of employment:	3 years 11 months	Location:	Bronx, NY

Home town:	riverdale
Current & past employers:	TCFFCU, country bank
Education:	hunter

This borrower member posted the following loan description, which has not been verified:

About 10 years ago a party other than myself ran up all my credit cards. Since that time I have been working to pay off the 15,000 in debt I was put in. It has been a viscous cycle, as I work to pay my cards, and I have had to use the cards to live off of. I am very responsible, as I do not have late payment and my payments are made well ahead of the due date. If my score is on the low side it is because of the revolving debt, and high balances. My main problem is there are to many cards with too high of an interest rate and monthly payments. I would like this loan to clear up those balances and close out the cards. I would like to be able to start a life being debt free and able to save money.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,512.00	Public Records On File:	0
Revolving Line Utilization:	90.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433999

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433999	$9,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433999. Member loan 433999 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Media Infocus Studios	Debt-to-income ratio:	21.17%
Length of employment:	8 years 6 months	Location:	Plymouth, CT

Home town:
Current & past employers:	Media Infocus Studios
Education:

This borrower member posted the following loan description, which has not been verified:

My husband and I own a company that has been shooting and editing commercials for web and TV for 8 years. Our old equipment is for standard definition broadcast video only and in order to deliver the best quality for our clients this upgrade is necessary. The requested load is for a Sony XD Cam, which meet 100% broadcast specifications shoots full, pro level HD video at 1080p. http://www.bhphotovideo.com/c/product/563219-REG/Sony_PMW_EX3_PMW_EX3_XDCAM_EX_HD.html The total of the loan will cover the camera and extended Sony 3 year warranty on the camera. Our business has full insurance on all production gear, including theft and damage on location (including water damage) that would cover this equipment in the event of total loss for full replacement value. You can view our work on our website to validate our skills and history. http://www.mediainfocus.com. See the tab for video production and also web. Thank you, Kristen

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	5
Revolving Credit Balance:	$5.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434021	$19,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434021. Member loan 434021 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,583 / month
Current employer:	DLW Consulting	Debt-to-income ratio:	0.01%
Length of employment:	5 years 3 months	Location:	North Hills, CA

Home town:
Current & past employers:	DLW Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to use the amount to cover for sons wedding expense. My son is entering into an adulthood, getting married and becoming a family man. By applying for this loan, I will be helping him to become a responsible man. He is the one who will be making payments on this loan, and I strongly believe that this will teach him great responsibilty life lesson. If he dont, I will take care of this loan without a problem since the same lesson was taught by my father exactly the same way.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,321.00	Public Records On File:	0
Revolving Line Utilization:	12.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434022

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434022	$2,800	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434022. Member loan 434022 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$667 / month
Current employer:	Millen United Methodist Church	Debt-to-income ratio:	15.15%
Length of employment:	1 year 2 months	Location:	MILLEN, GA

Home town:	Augusta
Current & past employers:	Millen United Methodist Church, Magnolia Manor Methodist Retirement Home, Magnolia Springs State Park
Education:	Georgia Southwestern State University, Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I need a loan to finance a new vehicle. I have always done well with paying my bills on time and money management. Thank you for your condieration of this loan.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,146.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434046	$15,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434046. Member loan 434046 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	ISI Trucking	Debt-to-income ratio:	1.87%
Length of employment:	3 years 2 months	Location:	NORTH BERGEN, NJ

Home town:	Hoboken
Current & past employers:	ISI Trucking, Target
Education:

This borrower member posted the following loan description, which has not been verified:

I have not been able to get financing and i would really like to get married. I believe I have not been able to get approved since I really don't have a credit history at all. I would appreciate your consideration.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,766.00	Public Records On File:	1
Revolving Line Utilization:	14.90%	Months Since Last Record:	28
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 434048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434048	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434048. Member loan 434048 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	the single file	Debt-to-income ratio:	15.97%
Length of employment:	15 years 3 months	Location:	AUSTIN, TX

Home town:	Manchester
Current & past employers:	the single file
Education:	University of Texas, Georgia State University DCCC, ACC

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to consolidate credit card debt to ease my financial situation and facilitate my impending divorce. I have a good credit score and my payment history is reflected in my credit report. i intend to autodraft my payment and agree to a repayment schedule as short as three years.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	26
Revolving Credit Balance:	$22,082.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434050

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434050	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434050. Member loan 434050 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Banfield	Debt-to-income ratio:	3.60%
Length of employment:	3 years	Location:	New York, NY

Home town:	Miami
Current & past employers:	Banfield
Education:	University of Colorado at Boulder

This borrower member posted the following loan description, which has not been verified:

I need this loan for debt consolidation and home furnishing ie remodeling kitchen and buying new furniture. I would prefer to have this debt as a consolidated one rather than as revolving debt on a credit card.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.04%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434055

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434055	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434055. Member loan 434055 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,538 / month
Current employer:	Total technology Solutions	Debt-to-income ratio:	12.50%
Length of employment:	10 years	Location:	forest hills, NY

Home town:	Fair Lawn
Current & past employers:	Total technology Solutions, self
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I am looking to purchase a car and limo service. Business has been around for over 10 yrs with a excellent reputation in the area Will be generating revenue from the get go Owner is looking to retire and would like to sell to my family who has been in the business for many yrs I will still be running my current business

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	24
Revolving Credit Balance:	$21,048.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434063

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434063	$6,700	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434063. Member loan 434063 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	Chuck Redding	Debt-to-income ratio:	10.08%
Length of employment:	2 years 6 months	Location:	St.petersburg, FL

Home town:	Baltimore
Current & past employers:	Chuck Redding, Bob Horgrafes, Tim White
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get a loan of six thousand dollars to fix up my kitchen, it is in dire need of repair and thought Lending club/E loan could help me.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	21
Revolving Credit Balance:	$6,007.00	Public Records On File:	0
Revolving Line Utilization:	34.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434074

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434074	$15,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434074. Member loan 434074 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	1)-Yavapai Regional Medical Center 2)- Dr. cantors office	Debt-to-income ratio:	9.05%
Length of employment:	3 years	Location:	PRESCOTT, AZ

Home town:	San Salvador
Current & past employers:	1)-Yavapai Regional Medical Center 2)- Dr. cantors office, Columbia Presbyterian Hospital, Nyack Hospital
Education:	York College, Institute of Allied Medical Proffesions, Yavapai College

This borrower member posted the following loan description, which has not been verified:

I will use the money to consolidate credit card debt into one monthly payment, looking for better rates with the ultimate goal of becoming debt free. I am a very reliable, responsible individual with a good credit history; who works in the health care industry as a Cardiac Sonographer.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,760.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434076

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434076	$13,300	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434076. Member loan 434076 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,323 / month
Current employer:	J.Kings Foor Service Professionals	Debt-to-income ratio:	4.60%
Length of employment:	7 years 4 months	Location:	Patchogue, NY

Home town:	San Salvador
Current & past employers:	J.Kings Foor Service Professionals
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to take a loan out to refinance my credit card debt. Here is a detailed breakdown of what I owe: American Express: $5,000 Suffolk Federal Credit Union Visa: $4,500 Bank Of America Visa: $1,300 Discover Card: $500 Suffolk Federal Credit Union Line of Credit: $2,000 I am paying many different interest rates above 20% APR on these cards and will probably cancel them when I pay them off.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,086.00	Public Records On File:	0
Revolving Line Utilization:	79.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434077

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434077	$13,200	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434077. Member loan 434077 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Brandeis University	Debt-to-income ratio:	17.29%
Length of employment:	25 years	Location:	Waltham, MA

Home town:	New York
Current & past employers:	Brandeis University
Education:	Brandeis University

This borrower member posted the following loan description, which has not been verified:

Hello all, I am in need of some assistance. Looking to money down on a home this will be for some of the deposit and closing cost. I have excellent credit and employeed full time please feel free to ask any questions thanks

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	42
Revolving Credit Balance:	$543.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434125

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434125	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434125. Member loan 434125 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	Belcan Corporation	Debt-to-income ratio:	8.29%
Length of employment:	6 years 5 months	Location:	Palm beach Gardens, FL

Home town:
Current & past employers:	Belcan Corporation, US Air Force
Education:	Lake Superior State University

This borrower member posted the following loan description, which has not been verified:

I'm looking for funds to complete a Bathroom remodel. I'm putting in 8' counter, dual sinks, new faucets, tile floor, new mirrors and paint. I do all the work myself to save labor costs, but need funds to purchase materials.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	79
Revolving Credit Balance:	$4,358.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434127

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434127	$6,125	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434127. Member loan 434127 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,283 / month
Current employer:	Robinson Helicopter	Debt-to-income ratio:	12.86%
Length of employment:	n/a	Location:	Redondo Beach, CA

Home town:	Charlottesville
Current & past employers:	Robinson Helicopter, Sikorsky Aircraft, The Boeing Company, Eclipse Aviation, University of Michigan Residential Computing
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

This loan would let me pay off the lien on my car and sell it to recoup losses from an auto collision, and help me purchase a newer car. My current car was a total loss because of front body damage and airbag use, but still runs and maintains significant value because of its working parts. I've received offers from $1,500 to $2,000 for it on Craigslist (it's a 2001 Honda Accord with 99,201 miles, bought used for about $7,900). My insurance did not cover the loss because I was at fault for the accident, and I had selected minimal coverage (foolish, I now realize). I request $6,100 as the minimum I'd need to pay off the car within two weeks after using savings and my regular disposable salary. I'm now using mass transit to go to work, but prefer and will need a car in the future (additionally, the $/mile cost is the same as driving for my commute). Why you should considering lending to me: I have a high credit score and a high income. Most of my debt is federally subsidized tuition loans, which is low rate and long term (though I'm paying it off as quickly as I can). I'm usually very financially responsible. I funded and opened my Roth IRA when I was 20 (four years ago) currently valued at $6,000 (I'd rather not dip into my IRA yet, with the early withdrawal penalties) and live modestly (thanks to having inexpensive hobbies). I could have my parents pay this off, but I'd rather handle my own mistakes. I originally selected minimal auto insurance coverage because I'd been a good driver for the eight years prior (drove extensively, everywhere), and wanted to save money. Last, my engineering degrees have taught me the value of numbers, and gave me the discipline to understand financial situations that depend on them. I've learned from this incident and will be paying for better auto insurance in the future.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,583.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434141

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434141	$7,200	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434141. Member loan 434141 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,158 / month
Current employer:	Duval County Public Schools	Debt-to-income ratio:	16.31%
Length of employment:	3 years	Location:	Jacksonville, FL

Home town:	Philadelphia
Current & past employers:	Duval County Public Schools
Education:	University of North Florida, Queens University of Charlotte

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my credit cards now in order to boost my credit score. I was a victim of credit fraud and I'm doing everything I can to get my score back in shape! I'm a teacher of four years with a great head on my shoulders and have never had a late payment! I have my BA in English and am currently pursuing my MA.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,967.00	Public Records On File:	0
Revolving Line Utilization:	39.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434143

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434143	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434143. Member loan 434143 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	Utopic Results LLC	Debt-to-income ratio:	6.89%
Length of employment:	7 years 2 months	Location:	Ashburn, VA

Home town:	Takoma Park
Current & past employers:	Utopic Results LLC, Community Bank of Northern Virginia
Education:	University of Delaware

This borrower member posted the following loan description, which has not been verified:

Buying a house with ARV value of 310K for 177,200. I need 20k for repairs which include new shingles for roof, new carpets, paint, new light fixtures, new kitchen cabinets and miscellaneous handy man repairs. Once repairs are completed house will be sold for 310 and loan will be repaid.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,068.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434155

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434155	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434155. Member loan 434155 was requested on August 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,333 / month
Current employer:	Global Vision International	Debt-to-income ratio:	1.61%
Length of employment:	5 years 4 months	Location:	Palmdale, CA

Home town:	Denver
Current & past employers:	Global Vision International
Education:	Community College of Denver

This borrower member posted the following loan description, which has not been verified:

My Wedding coast is about $40000.00 , I do have the Half of that in my savings account, looking for the other half to make it HAPPEN!!!

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,757.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434158

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434158	$11,700	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434158. Member loan 434158 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,875 / month
Current employer:	Self-Employed	Debt-to-income ratio:	14.29%
Length of employment:	1 year 4 months	Location:	Richardson, TX

Home town:	Seoul
Current & past employers:	Self-Employed
Education:	Pace University-New York, University of Arizona

This borrower member posted the following loan description, which has not been verified:

I'm a young and passionate entrepreneur seeking to expand my online real estate business. My business' foundation is online and operates digitally so the overhead is very low. For my flagship location, I was able to reach a critical milestone in a year's time. After reaching this milestone point, my business comes together with buyers and sellers by the hundreds everyday, and on average, I collect 1-2 buyer/seller leads per day. I was able to build what I have so far of my business with 0% APR credit cards. In a year's to 18 month's time that I've used those cards, I've swiped more than $30K gross, and now I currently have $10K in debt. Luckily, my mother will be supporting me and she will balance transfer that amount to her own account. The US economic climate isn't at its best right now... But that's the reason why I'm expanding now. Although the market is pretty depressing, I believe that the market has hit its bottom. Sales prices are low, sales are rising, and inventories are shrinking. Good signs in my opinion. And a great time to prepare for the upswing. I'd like to diversify and grow my business. And of course, the business that I'm in, the profits are hefty. With my flagship location, currently, I have 5 clients in the pipeline who want to buy a property by the end of the year. And on 9/1/09, I have a client closing on a $180K property that will net my company $2,700. Even with the business though, I work outside the business. I'm an independent contractor working on internet marketing projects for clients and businesses. I am more than happy to provide you with my resume to show you the type of work that I do. I also sell sports memorabilia on eBay, which brings in $20 to 25K per year. I pay my credit cards and loans on time, no late payments and delinquencies under my name. My credit should be pretty impressive for a 24 y/o. I've succeeded with one location, and I'm determined to do the same in 6 more locations. I've went through the ups and downs of my field, survived and maintained, learned what to and what not to do... Simply put, I'm ready. Thank you for your time. If you have any questions, please let me know and I'll respond ASAP. -R.P.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,400.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402791	$12,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402791. Member loan 402791 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Merrill Lynch	Debt-to-income ratio:	23.14%
Length of employment:	2 years 4 months	Location:	Jacksonville, FL

Home town:	Jacksonville
Current & past employers:	Merrill Lynch, Keith V Holland DDS
Education:	FCCJ

This borrower member posted the following loan description, which has not been verified:

I will use the loan to avoid paying the high interest rates on 3 cards. Would like to have 1 monthly payment instead of 3.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,481.00	Public Records On File:	0
Revolving Line Utilization:	96.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 433450

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433450	$5,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433450. Member loan 433450 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,526 / month
Current employer:	Roanoke City	Debt-to-income ratio:	12.11%
Length of employment:	1 year 3 months	Location:	ROANOKE, VA

Home town:	Leesburg
Current & past employers:	Roanoke City, Radford City
Education:	Radford University

This borrower member posted the following loan description, which has not been verified:

This loan will be used for two purposes. First, it will be used to pay off the remained of my car loan when I trade in my car. I owe more than my car is worth because of rolling a previous car payment into this new car. Now I'm looking to start over. The rest of the money would be used to buy a cheap older model car to get me around. The goal would be to get the loan payed off in about a year so I will be car payment free for awhile. I have a clean credit history, have made all of my payments on time, and do not carry any credit card debt. My only debts now are student loans and my current car payment. I have a full time job and work about 40 hours of overtime a month.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433579

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433579	$2,100	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433579. Member loan 433579 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,625 / month
Current employer:	Hohman Plumbing	Debt-to-income ratio:	13.85%
Length of employment:	2 months	Location:	IRWIN, PA

Home town:	Columbus
Current & past employers:	Hohman Plumbing, Frank Hohman
Education:	Community College of Allegheny County

This borrower member posted the following loan description, which has not been verified:

This loan is primarily to cover two semesters of my plumbing apprenticeship program. The remainder is to consolidate misc debts into a single lower interest payment

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,663.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433824

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433824	$4,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433824. Member loan 433824 was requested on August 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,542 / month
Current employer:	Division of Child Support	Debt-to-income ratio:	14.38%
Length of employment:	5 years	Location:	YORKTOWN, VA

Home town:	Dover
Current & past employers:	Division of Child Support, Us Bank, Nations Bank NA
Education:	Delaware State College

This borrower member posted the following loan description, which has not been verified:

I am using the money for a downpayment on a vehicle. I have a vehicle and co signed for a friend for a vehicle about a year ago. They came upon hard times and are unable to afford the vehicle. I traded both vehicles,and the financial institution could only finance up to 110% of the msrp of the new vehicle. So I have to make a downpayment of $4000.00. I know in today's society having good credit is very important,and I work very hard to maintain a good credit rating.

A credit bureau reported the following information about this borrower member on August 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,549.00	Public Records On File:	0
Revolving Line Utilization:	99.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433916

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433916	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433916. Member loan 433916 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,575 / month
Current employer:	Mike's Millwork and Home Improvement LLC	Debt-to-income ratio:	9.83%
Length of employment:	10 years	Location:	CANAAN, CT

Home town:	Sharron
Current & past employers:	Mike's Millwork and Home Improvement LLC, Rose Hill Kitchen & Bath LLC
Education:	SUNY College of Agriculture and Technology at Cobleskill, Keystone College

This borrower member posted the following loan description, which has not been verified:

Short term loan to pay for wedding expenses.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,353.00	Public Records On File:	0
Revolving Line Utilization:	72.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 433988

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433988	$7,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433988. Member loan 433988 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	TurnKey Network Solutions	Debt-to-income ratio:	4.31%
Length of employment:	1 year	Location:	GRAND RAPIDS, MI

Home town:	Philadelphia
Current & past employers:	TurnKey Network Solutions, TurnKey Network Solutions
Education:	University of Arizona

This borrower member posted the following loan description, which has not been verified:

I intend to use the funds to buy a 2006 Harley Davidson. I am pooling most of my own cash for a house purchase so I would like this loan to supplement the $4000 I will be putting down on the motorcycle. I have a stable job as a COO of a telecom infrastructure company, an excellent credit rating and a very low debt to income ratio along with a solid six figure salary. Banks do not typically have a used motorcycle loan catagory, that is why I am pursuing this personal loan.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	49
Revolving Credit Balance:	$205.00	Public Records On File:	0
Revolving Line Utilization:	0.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434000	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434000. Member loan 434000 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	All Animal Clinic	Debt-to-income ratio:	22.98%
Length of employment:	n/a	Location:	Hattiesburg, MO

Home town:	Pensacola
Current & past employers:	All Animal Clinic, Adventist Health Center, Victoria's Secret
Education:	Mississippi State University, University of Southern Mississippi, Pearl River Community College

This borrower member posted the following loan description, which has not been verified:

I graduated from vet school 2 years ago and I have several credit cards that have crazy interest rates and large balances. I have made a large dent in my debt over the last 2 years and I am wanting to completely rid myself of these credit cards. I have been to the bank but cannot get that kind of money from them because although my credit is excellent, I have no equity. I hope this will be my out. I make 79,000/year.

A credit bureau reported the following information about this borrower member on August 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,114.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434070

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434070	$12,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434070. Member loan 434070 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,211 / month
Current employer:	US Army	Debt-to-income ratio:	14.75%
Length of employment:	8 years 6 months	Location:	KILLEEN, TX

Home town:	Anniston
Current & past employers:	US Army
Education:	Troy University

This borrower member posted the following loan description, which has not been verified:

This loan is for a multiple of things. I am making a major purchase, as well as paying for a vacation, and consolidating debt.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	21
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434172	$7,500	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434172. Member loan 434172 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	EMSCO Inc	Debt-to-income ratio:	5.64%
Length of employment:	5 years	Location:	Doylestown, OH

Home town:	Cleveland
Current & past employers:	EMSCO Inc, Magretech Inc
Education:	Baldwin-Wallace College

This borrower member posted the following loan description, which has not been verified:

I am needing start up capitol for my home based internet business.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	7
Revolving Credit Balance:	$39.00	Public Records On File:	1
Revolving Line Utilization:	4.90%	Months Since Last Record:	60
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434185

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434185	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434185. Member loan 434185 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Gamehaven LLC	Debt-to-income ratio:	22.48%
Length of employment:	5 years 3 months	Location:	Prospect, CT

Home town:	Waterbury
Current & past employers:	Gamehaven LLC, Best Buy Co. Inc., Chuck E Cheese
Education:	Central Connecticut State University

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: This loan will be used to??????? Pay off high interest loan on dental work for my wife(4000.00) and to payoff a high interest loan on our living room furniture. My financial situation: I am a good candidate for this loan because??????? My credit score is 757 I have never missed a payment on anything. Between my wife and myself we take home $7500.00 a month..(mine is $5000.00) Below is a breakdown of our monthly expenses Auto Loan $500.00 Mortgage(insurance, property tax) $1665 Utilities $225 credit card $350 Gas for car $200 Cable/Internet $109.00 Cell $110.00 Grocery $400.00 Auto Insurance $123.00 Entertainment $150.00 Total=3879.00 I have already payed off one 14,500 prosper loan in one years time.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,056.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 434189

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434189	$5,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434189. Member loan 434189 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Ohio Health	Debt-to-income ratio:	14.48%
Length of employment:	1 year	Location:	Columbus, OH

Home town:	Columbus
Current & past employers:	Ohio Health
Education:	Ohio State University-Main Campus, Columbus State Community College

This borrower member posted the following loan description, which has not been verified:

I am going back to school to complete my RN to BSN education and have been saving money for tuition and books but after calculating out how much it will be I decided I needed a little extra. If I am approved for the loan I will use it towards my tuition at Ohio University for the BSN program. I believe I am a responsible candidate for a loan because I have good credit and have never had a late payment on anything. I have a secure job right now that will allow me to pay the loan back and I feel that I am very responsible with my money.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$135.00	Public Records On File:	0
Revolving Line Utilization:	1.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434190	$7,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434190. Member loan 434190 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	NuVusion Engineering	Debt-to-income ratio:	23.39%
Length of employment:	6 months	Location:	Jefferson Hills, PA

Home town:
Current & past employers:	NuVusion Engineering
Education:	WVU Tech

This borrower member posted the following loan description, which has not been verified:

I plan on using this money to help my Fiance and I pay for our wedding. This money will go towards our photographer, reception, and honeymoon. I am a great candidate for this loan as I have very good credit with no late or missed payments. I have a secure job as a Structural Engineer in the quickly growing Nuclear industry. My DTI is somewhat high due to the house I was unable to sell after being forced to relocate, but rest assured the house is being rented out for the amount of the full mortgage payment. I can assure you we are fully capable to repay this loan with no problems.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,425.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434191

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434191	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434191. Member loan 434191 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Allied Medical service inc	Debt-to-income ratio:	4.33%
Length of employment:	8 years 6 months	Location:	New Port Richey, FL

Home town:	Cincinnati
Current & past employers:	Allied Medical service inc
Education:

This borrower member posted the following loan description, which has not been verified:

First and foremost thank you for taking the time to consider me for this loan. I am trying to consolidate my debt so i can better my situation and get married. I am trying this type of service before a bank loan because the concept is brilliant and cant wait to give back once im in the postion to do so. I am a good candidate for this loan because??? I take responsibilty for my actions and want to be in a postion to get married without the worry of to much debt. Thank you again for the consideration.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,341.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434195	$2,500	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434195. Member loan 434195 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	artistic enhancements	Debt-to-income ratio:	15.04%
Length of employment:	3 years 1 month	Location:	Mary Esther, FL

Home town:	sulphur springs
Current & past employers:	artistic enhancements, USAF
Education:	soothing arts healing therapies

This borrower member posted the following loan description, which has not been verified:

nav system

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	21
Revolving Credit Balance:	$6,909.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 434197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434197	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434197. Member loan 434197 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Stratus Group Inc.	Debt-to-income ratio:	22.06%
Length of employment:	15 years 6 months	Location:	Trenton, OH

Home town:	Hamilton
Current & past employers:	Stratus Group Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I would like this loan to pay off my high interest credit cards and some medical bills.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	28
Revolving Credit Balance:	$24,971.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434223

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434223	$9,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434223. Member loan 434223 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Village of monroe police dept	Debt-to-income ratio:	9.87%
Length of employment:	9 years 2 months	Location:	Washingtonville, NY

Home town:	Poughkeepsie
Current & past employers:	Village of monroe police dept, village of monroe police dept
Education:	Orange County Community College

This borrower member posted the following loan description, which has not been verified:

Very good on paying have never been late. would like to put all into 1 payment

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,255.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434231	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434231. Member loan 434231 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,100 / month
Current employer:	n/a	Debt-to-income ratio:	21.14%
Length of employment:	15 years	Location:	Akron, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Expansion of business services to include Medicaid patients. Company profile I own and operate a non emergency medical transport company. We transport non ambulatory patients who use wheelchairs to medical appointments, dialysis, cancer treatments, physical therapy, VA hospital and hospital discharges. We also transport clients to family events, airports, mall outings and Sunday church services. We are currently going through the Medicaid licensing process which will allow for us to expand our business services to include, non ambulatory patients as well as MR/DD clients. We should be licensed by mid September. I am an excellent candidate for this loan because: I have a good credit score, have not been late on any of my obligations, have never had any delinquencies, and I have a business that is recession proof. With more and more Americans aging, my company will grow well into 2030. All money is guaranteed to be reimbursed monthly through the Medicaid program. Money will be used to purchase a van for ambulatory clients and MR/DD patients who do not require a wheel chair lift van. It will also be used to replace the transmission on our second wheel chair lift van. Our business services will increase by approximately 70% with our company participating in the state Medicaid program. We will continue to offer private pay as well. We have a waiting list established for our Medicaid clients.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,079.00	Public Records On File:	0
Revolving Line Utilization:	54.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434233

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434233	$18,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434233. Member loan 434233 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	KWC-TV	Debt-to-income ratio:	17.16%
Length of employment:	8 years 5 months	Location:	harvey, LA

Home town:	Houston
Current & past employers:	KWC-TV
Education:	Louisiana State University

This borrower member posted the following loan description, which has not been verified:

Hello, my ex wife has custody of my 17 year old daughter. My ex wife lost her job and can not afford to pay for my daugters senior year of private school. My daughter should not have to suffer because of the bad economy. She has good grades and has already applied for colleges. I have good credit and can afford to pay in installments if this loan is approved. Thanks for your help.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,623.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434244

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434244	$15,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434244. Member loan 434244 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$26,867 / month
Current employer:	IBM	Debt-to-income ratio:	15.58%
Length of employment:	18 years 6 months	Location:	Atlanta, GA

Home town:	Somerville
Current & past employers:	IBM, The Travelers Companies Inc.
Education:	University of Pennsylvania, mba, Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

Just moved from Atlanta to Georgia in January. In process of consolidating debt and would like to do under this loan

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1981	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	69
Revolving Credit Balance:	$17,057.00	Public Records On File:	0
Revolving Line Utilization:	82.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434265

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434265	$15,850	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434265. Member loan 434265 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Country Kids	Debt-to-income ratio:	22.66%
Length of employment:	8 years 8 months	Location:	New Milford, CT

Home town:	Brookfield
Current & past employers:	Country Kids
Education:	Albertus Magnus College

This borrower member posted the following loan description, which has not been verified:

I am trying to get a personal loan to help me consolidate all of my debt. I am a young professional with a full time job, and I am also trying to put myself through school to further my degree. I own my own condo in New Milford but, unfortunately, today's market will not allow me to pull equity from my home in order to consolidate my debt. I am an all-around responsible individual, as I have never made a late payment, filed for bankruptcy, or defaulted on any of my loans or other financial obligations. I have tried numerous financial institutions time, and time again to try and get a personal loan; the main purpose being to consolidate my debt at a lower interest rate. Needless to say, I have had no luck...as we all know, borrowing from the banks has become increasingly difficult these days, which is why I have turned to the Lending Club. Please Help! Thank you for your time and consideration!

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,643.00	Public Records On File:	0
Revolving Line Utilization:	63.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434269

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434269	$15,000	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434269. Member loan 434269 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Irvin Trucking	Debt-to-income ratio:	5.34%
Length of employment:	4 years 5 months	Location:	akron, OH

Home town:	akron
Current & past employers:	Irvin Trucking, Leasway transpotation
Education:	east high grad

This borrower member posted the following loan description, which has not been verified:

Currently have two trucks and two trailers, one trailer being refurbished so I can add driver and put 2nd truck in service haul new and used vehicles around country,since industry is picking up. I purchased first truck and trailer for 50,000 and paid off in 24 months. bought second tractor for 106,000 and financed for 48 months, I have 26 months left and have never missed payment since aquiring funding for truck #2. Bought Second trailer for 12,000, put 10,000 down, owe 2,000 to finish.I have never been late on mortgage, both vehicles paid for. The finance co. I use to deal with has closed it's stores, Benefical, which loan was paid in full inspite of high interest rate.

A credit bureau reported the following information about this borrower member on July 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$89.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434277	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434277. Member loan 434277 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	General Motors	Debt-to-income ratio:	13.28%
Length of employment:	25 years	Location:	Brook Park, OH

Home town:	Cleveland
Current & past employers:	General Motors, NATIONAL ACME
Education:	Cuyahoga Community College District

This borrower member posted the following loan description, which has not been verified:

i would like to consolidate my two credit cards into one fixed monthly payments. then i'll detroy those credit cards. once and for all

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	45
Revolving Credit Balance:	$7,107.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 434292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434292	$6,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434292. Member loan 434292 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	16.60%
Length of employment:	4 months	Location:	Oswego, IL

Home town:	St Charles
Current & past employers:	JP Morgan Chase
Education:	Baylor University

This borrower member posted the following loan description, which has not been verified:

I have just completed my MBA with Baylor and have some debt that student loans did not cover. I would like to move that off of my credit card onto a lower rate so I can pay it off quicker.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	66
Revolving Credit Balance:	$13,939.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434309

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434309	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434309. Member loan 434309 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Frehner Construction	Debt-to-income ratio:	11.13%
Length of employment:	4 years 3 months	Location:	Las Vegas, NV

Home town:	Missoula
Current & past employers:	Frehner Construction, CI Contractors
Education:	Montana Tech of the University of Montana, Montana State University-Bozeman

This borrower member posted the following loan description, which has not been verified:

My name is Blake. I'm 28, have a wife, 4 kids, and one on the way. I have a B.S. in Engineering and have been working within my degree since I graduated college in May 2005. I am successful in what I do and have been a salaried employed by the same company (minus a 5 month hiatus where I quit to work for another company) since I graduated. As a note, my company was more than willing to take me back, thank goodness. My situation is probably not unique from many other people's however one thing that is unique about me is that I respect and fulfill every debt that I have incurred. I have never had negative comments on my credit report and do whatever it takes to fulfill my obligations including taking second jobs and working as much as 100 hours a week or more. So you are probably wondering how I got to the point where I am writing this asking for a loan to pay off credit cards. When I married my wife she had a 2 year old son. At that point I had two years of college left. Within these two years, my stepson's father dragged us into court 4 times. Since college he has dragged us into court 2 more times. Attorney's fees stacked up fast and during college we had no other option. Either pay cash and be forced to live on credit or visa versa. Needless to say by the time I graduated and started my career we were already way behind the financial 8-ball and have not been able to recuperate. I feel probably like most, that there is no way out and no light at the end of the tunnel. I will not try a counseling scam and until now I had no knowledge of peer-to-per lending. I think the concept is brilliant. Why not help others that are willing to help you. Its a win win situation. I don't feel I have been irresponsible with my credit. I don't have "toys", expensive electronics (I salvaged our TV from my neighbors trash), or even go on vacation. Regardless, its to the point now where I need to see a light at the end of the tunnel. If I can see a date on a calendar where I know the debt will be gone that would be a great relief to me and my marriage. When I was growing up, the one thing I swore to myself was that I was going to be financially stable for my kids. I wanted them to grow up without worrying about money as I did. Not that my kids are old enough to worry about that now but if this continues I know I will fail. Whether or not you contribute to my loan request thank you for taking the time to read my note.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,268.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434317

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434317	$10,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434317. Member loan 434317 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,571 / month
Current employer:	County of San Mateo	Debt-to-income ratio:	10.30%
Length of employment:	3 years	Location:	San Mateo, CA

Home town:	Saigon
Current & past employers:	County of San Mateo, Blockbuster
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

Please contact me. I would like to consolidate my debt into one payment without taking a massive hit to my credit score. I am currently employed full time.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	22
Revolving Credit Balance:	$15,735.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434336

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434336	$14,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434336. Member loan 434336 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Grainger Industrial Supply	Debt-to-income ratio:	14.61%
Length of employment:	2 years	Location:	Montgomery, AL

Home town:	Orange Park
Current & past employers:	Grainger Industrial Supply, Target Stores, Old Navy
Education:	Auburn Univeristy

This borrower member posted the following loan description, which has not been verified:

Lenders, I am completing this ad in hopes to gain the loan amount requested to pay off my wife's credit card debt. I have a good credit rating(above 700-was 768 with transunion and 706 with experian) with a low DTI(approximately 17%-I earn $67,000 annualy) and the ability to pay monthly payment but we just do not have the liquid assets to pay off her debt by ourselves. I have tried to get an unsecured loan but was turned down 2 times already. Two years ago I used my 401K to pay off my credit cards as a settlement to regain my financial security and it has worked! But, the lenders I have tried the last 2 days have denied my application because of this. We will use the collected money to pay off her debt once and for all. We are good people who are ready to take financial control of our situation and your assistance is greatly appreciated! This is the first that I have tried a social lending site such as this and if you have any questions or concerns please let me know, I am an open book! I appreciate your faith and giving!

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,478.00	Public Records On File:	0
Revolving Line Utilization:	73.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434340

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434340	$20,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434340. Member loan 434340 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,083 / month
Current employer:	UBS Investment Bank	Debt-to-income ratio:	12.51%
Length of employment:	3 years 1 month	Location:	Nanuet, NY

Home town:	Nyack
Current & past employers:	UBS Investment Bank
Education:	SUNY at Buffalo

This borrower member posted the following loan description, which has not been verified:

Dear Lender, I currently have 5 credit cards which all have low interest rates, but as of last month 2 of my larger cards ($5000 balance on each) switched over to the standard 23.95% APR because the introductory 0% offer expired. From looking at my credit history you will see that I do not have a single late payment on any of my credit card or auto loan accounts. I am looking to consolidate all of my credit card balances into one fixed loan through LendingClub.com. Thank you, Borrower

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,337.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434368	$14,675	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434368. Member loan 434368 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Hilton Hotels	Debt-to-income ratio:	2.84%
Length of employment:	2 years	Location:	Clearwater, FL

Home town:	Maryland
Current & past employers:	Hilton Hotels, Winestyles
Education:	University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

My wife and I are super responsible, and have the income and credit to show that we will pay off this loan. We just recently paid off our car early, and usually put around $1000 per month into our savings. Since we had a fire at our house, we have been saving money for the repairs, and have been living in a damaged home. We have started doing some of the work with our savings. However, Bank of America will not release all of the insurance money to us until we have completed what they see as 50% of the work. This loan would get us to that point.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,257.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 434370

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434370	$10,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434370. Member loan 434370 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Sunoco Inc.	Debt-to-income ratio:	21.81%
Length of employment:	9 years 8 months	Location:	webster, NY

Home town:	Rochester
Current & past employers:	Sunoco Inc.
Education:	Monroe Community College, ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

Last year I bought a single house as Investment. I was hoping that after I was done remolding the rental I would be able to take out a home equity but most banks only give out home equitys on your primary resident and other banks only want to loan out 40,000.00 and up. I have good credit and would like to borrow 10,000.00 to pay off the credit card that I used. The loan can be for 36 months, 48 months or 60 months.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,443.00	Public Records On File:	1
Revolving Line Utilization:	42.60%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 434386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434386	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434386. Member loan 434386 was requested on August 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Office Associates	Debt-to-income ratio:	22.55%
Length of employment:	2 years 4 months	Location:	Cumming, GA

Home town:
Current & past employers:	Office Associates, United Online
Education:	New York Institute of Technology-Central Islip

This borrower member posted the following loan description, which has not been verified:

I'm looking to reduce my high interest rate CC balances. I have a good credit history. I want to pay off my Credit card balances and just make monthly payments on this loan.

A credit bureau reported the following information about this borrower member on August 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	48	Months Since Last Delinquency:	5
Revolving Credit Balance:	$25,920.00	Public Records On File:	0
Revolving Line Utilization:	36.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 15 dated August 13, 2009